UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Rule 14a-101

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a -12

IDEANOMICS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

IDEANOMICS, INC.

[                               ], 2022

Dear Stockholder:

You are invited to attend Ideanomics, Inc.’s (the “Company”) Annual Meeting of Stockholders on [                               ], 2022, at 10:00 AM, local time (New York Time). In light of the COVID-19 pandemic, to support the health and well-being of our stockholders, employees and directors, and taking into account recent federal, state, and local guidance, the Annual Meeting will be held in a virtual meeting format only, via live webcast on the Internet, with no physical in-person meeting. You will be able to attend and participate in the Annual Meeting online by visiting www.virtualstockholdermeeting.com/IDEX2022, where you will be able to listen to the meeting live, submit questions, and vote. We encourage you to vote your shares prior to the Annual Meeting.

Details of the business to be conducted at the Annual Meeting are included in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

Whether or not you plan to attend the virtual Annual Meeting, your vote is important and you are encouraged to vote promptly. If you received a paper copy of the proxy card by mail, you may sign, date, and return the proxy card in the enclosed envelope. If you attend the Annual Meeting, you may revoke your proxy and vote at the virtual Annual Meeting.

Very truly yours,

Alfred P. Poor
Chief Executive Officer

EXPLANATORY NOTE

This Amendment No. 1 to the Preliminary Proxy Statement filed with the Securities and Exchange Commission on September 30, 2022 (the “Original Filing”) in connection with the Company’s 2022 Annual Meeting is being filed to (i) add the following new proposal to the Original Filing: Proposal No. 7 asking our stockholders to approve issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our shares of Common Stock, in accordance with Nasdaq Listing Rules 5635(b) and 5635(d) and (ii) clarify that the Proposal No. 4 is subject to modifications, amendments, or changes (consistent with the intent and purpose of the Proposal No. 4) agreed upon by the parties to the SEPA (as defined in the Original Filing). No attempt has been made to reflect events occurring after the Original Filing or modify or update disclosures affected by subsequent events.

IDEANOMICS, INC.

1441 Broadway, Suite 5116

New York, NY 10018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [                               ], 2022

[                               ], 2022

TO THE STOCKHOLDERS OF IDEANOMICS, INC.:

You are cordially invited to attend the Annual Meeting of Stockholders of Ideanomics, Inc., a Nevada corporation (the “Company”), to be held on [                               ], 2022, at 10:00 AM, local time (New York Time). In light of the COVID-19 pandemic, to support the health and well-being of our stockholders, employees, and directors, and taking into account recent federal, state, and local guidance, the Annual Meeting will be held in a virtual meeting format only, via live webcast on the Internet, with no physical in-person meeting. You will be able to attend and participate in the Annual Meeting online by visiting www.virtualstockholdermeeting.com/IDEX2022, where you will be able to listen to the meeting live, submit questions, and vote. We encourage you to vote your shares prior to the Annual Meeting.

The agenda of the Annual Meeting will be the following items of business, which are more fully described in the accompanying proxy statement (the “Proxy Statement”):

1.	Elect the five directors named in the attached Proxy Statement to serve for a one-year term to expire at the 2022 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, as follows: five directors, including Alfred P. Poor, Shane McMahon, James S. Cassano, Jerry Fan, and Harry Edelson to be elected by the holders of the Company’s Common Stock and Series A preferred stock, voting together as a single class;

2.	Ratify the appointment of Grassi & Co., CPAs, P.C. (“Grassi”) as the independent registered accounting firm of the Company for the fiscal year ending December 31, 2022;

3.	Approval of the amendment and restatement of our 2010 Equity Incentive Plan, a copy of such amended and restated plan is included as Appendix A to this proxy statement (the “Plan”), to increase the number of shares authorized for issuance under the Plan to 120,000,000;

4.	Approval of the issuance of shares of common stock to Yorkville Advisors pursuant to the terms of a standby equity purchase agreement (the “SEPA”) included as Appendix B to this Proxy Statement, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the SEPA, and in accordance with the stockholder approval requirements of the Nasdaq Listing Rules 5635(b) and 5635(d);

5.	Approval of an advisory (non-binding) resolution regarding the compensation of our named executive officers;

6.	Approval of an advisory (non-binding) vote on the frequency at which the Company should include an advisory vote regarding the compensation of our named executive officers in its future proxy statements for stockholder consideration;

7.	Approval of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our shares of Common Stock, in accordance with Nasdaq Listing Rules 5635(b) and 5635(d);

8.	Approval of the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals; and

9.	Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Annual Meeting will be a completely virtual meeting of stockholders. To listen to the Annual Meeting or submit questions or vote during the Annual Meeting via live webcast, please visit www.virtualstockholdermeeting.com/IDEX2022. You will not be able to attend the Annual Meeting in person.

This notice of meeting, Proxy Statement, proxy card, and copy of the Annual Report for the year ended December 31, 2021 (“Annual Report”) are being distributed to stockholders on or about [                               ], 2022. The foregoing items of business are more fully described in the attached Proxy Statement. Stockholders of record at the close of business on [                               ], 2022, the record date, are entitled to notice of and to vote at the annual meeting and any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Alfred P. Poor
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL
FOR THE ANNUAL MEETING TO BE HELD ON [                               ], 2022

The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report are available on the internet at:
www.proxyvote.com

IDEANOMICS, INC.

PROXY STATEMENT

2022 ANNUAL MEETING OF STOCKHOLDERS

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Ideanomics, Inc., a Nevada corporation (“we,” “us,” the “Company” or “Ideanomics”), for use at the Annual Meeting of Stockholders to be held on [                               ], 2022, at 10:00, AM, local time (New York Time). In light of the COVID-19 pandemic, to support the health and well-being of our stockholders, employees, and directors, and taking into account recent federal, state, and local guidance, the Annual Meeting will be held in a virtual meeting format only, via live webcast on the Internet, with no physical in-person meeting. You will be able to attend and participate in the Annual Meeting online by visiting www.virtualstockholdermeeting.com/IDEX2022, where you will be able to listen to the meeting live, submit questions, and vote. We encourage you to vote your shares prior to the Annual Meeting. Our telephone number at our principal executive offices is (212) 206-1216.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Share Ownership

Stockholders of record at the close of business on [                               ], 2022, which date is referred to herein as the record date, are entitled to notice of and to vote at the Annual Meeting. As of the record date: [             ] shares of our common stock, par value $0.001 per share (“Common Stock”) were issued and outstanding and held of record by approximately [        ] stockholders of record, with each of those shares being entitled to one (1) vote; 7,000,000 shares of our Series A preferred stock, par value $0.001 per share (“Series A Preferred Stock”) were issued and outstanding and held of record by one (1) stockholder of record, with the holder thereof being entitled to ten (10) votes for each share of Common Stock that is issuable upon conversion of a share of Series A Preferred Stock.

A list of these stockholders will be available for inspection during ordinary business hours at our offices located at 1441 Broadway, Suite 5116, New York, NY 10018, for at least ten (10) days prior to the Annual Meeting. The list will also be available for inspection during the Annual Meeting.

Effects of abstentions and Broker Non-Votes

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. Under Nevada law, abstentions are considered present and entitled to vote at the Annual Meeting and will be counted towards the quorum requirement. However, abstentions are not counted and will not impact the outcome of the votes on any of the proposals.

If you are a beneficial owner of shares held in “street name” and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares does not have the authority to vote on the matter with respect to those shares. This is generally referred to as a “broker non-vote.” Proposal Nos. 2 and 8 are considered “routine” items under the relevant securities exchange rules. The “routine” treatment of these proposals does not affect the seriousness with which we treat it. All other proposals involve matters that are considered “non-routine.” We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided by such organization.

Voting, Solicitation and Revocability of Proxy

If you are a stockholder of record, you may vote online at the virtual Annual Meeting.

If you will not be attending the virtual Annual Meeting, you may vote by proxy. You may vote by proxy over the Internet, over the telephone or by mail. The procedures for voting by proxy are as follows:

•	To vote by proxy over the Internet go to the web address listed on the proxy card; or

•	To vote by proxy over the telephone, dial the toll-free phone number listed on proxy card under the heading “Vote by Phone” and following the recorded instructions; or

•	To vote by mail, mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If your shares are held in the name of a bank, broker, or other nominee, follow the voting instructions on the form you receive from your bank, broker, or other nominee.

In order to ensure that your vote is counted, please submit your proxy card, properly signed, and the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the proxy card. If your proxy card is submitted without specifying choices, the shares will be voted in line with the Board’s recommendation.

You may revoke your proxy at any time before it is voted at the Annual Meeting by executing a later-voted proxy by mail, by voting by ballot at the Annual Meeting, or by providing written notice of the revocation to our Secretary at our principal executive offices.

IMPORTANT: All stockholders are cordially invited to attend the virtual Annual Meeting. To assure your representation at the Annual Meeting, you are urged to vote your shares by proxy in accordance with the instructions included on the proxy card. Any stockholder attending the virtual Annual Meeting may vote even if he or she submitted a proxy. However, if a stockholder’s shares are held of record by a broker, bank, or other nominee and the stockholder wishes to vote at the Annual Meeting, the stockholder must obtain from the record holder a proxy issued in his or her name.

Your vote is important. Accordingly, regardless of whether you plan to attend the Annual Meeting, you are urged to vote by proxy in accordance with the instructions included on the proxy card.

Attendance at the Annual Meeting is generally limited to our stockholders and their authorized representatives. Any stockholder may listen to the Annual Meeting via live webcast at www.virtualstockholdermeeting.com/IDEX2022. The webcast will begin on [                               ], 2022 10:00 AM, local time (New York Time). To enter the meeting, please have your 16-digit control number, which is available on your proxy card or voting instruction form. If you do not have your 16-digit control number please contact your bank, brokerage firm, or follow the instructions on how to participate at www.virtualstockholdermeeting.com/IDEX2022. On the day of the Annual Meeting, if you encounter any difficulties accessing the live webcast of the Annual Meeting or during the Annual Meeting, please call the technical support number that will be posted on the log-in page for our virtual Annual Meeting for assistance.

If you do attend, you may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given. However, attendance at the Annual Meeting will not revoke a proxy unless you actually vote at the virtual Annual Meeting.

In the event that any matter not described in this Proxy Statement properly comes before the Annual Meeting, the proxy holders named in the accompanying proxy will vote the shares represented by the proxy in their discretion. As of the date of this Proxy Statement, we are not aware of any other matter that might be presented at the Annual Meeting.

The presence at the virtual Annual Meeting or by proxy of the holders of thirty-three and one-third percent (33 1/3%) of the shares issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by law, by the Articles of Incorporation, or Bylaws. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the chair of the meeting or the stockholders entitled to vote thereat, present in person, or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

Assuming a quorum is present, under Nevada law, our Articles of Incorporation, as amended, (the “Articles of Incorporation”) and our Second Amended and Restated Bylaws, as amended (the “Bylaws”), with respect to Proposal No. 1, directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that for Proposal No. 1, the five (5) candidates receiving the highest number of affirmative votes of the issued and outstanding Common Stock and Series A Preferred Stock, voting together as a single class on an as-converted basis at the Annual Meeting. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Assuming a quorum is present, under Nevada law, our Articles of Incorporation, and our Bylaws, with respect to Proposal Nos. 2 through 7, to approve each of such proposals, the number of votes cast in favor of such proposal need to exceed the number of votes cast in opposition of such proposal. Whether or not a quorum is present, under Nevada law, our Articles of Incorporation, and our Bylaws, with respect to Proposal No. 8, to approve each of such proposals, the number of votes cast in favor of such proposal need to exceed the number of votes cast in opposition of such proposal.

Under current NYSE rules regulating banks, brokers, or other nominees and under applicable rules of the U.S. Securities and Exchange Commission or the Commission, brokers, banks, or other nominees that have not received voting instructions from a customer may only vote the customer’s shares in discretion of the bank, broker or other nominee on proposals regarding “routine” matters, which in most cases includes the ratification of the appointment of the independent registered public accounting firm. However, without your specific instructions, your bank, broker, or other nominee may not vote your shares in the election of directors.

The entire cost of soliciting proxies on behalf of the Board, including the costs of preparing, assembling, printing, and mailing this Proxy Statement, the proxy card, and any additional soliciting materials furnished to stockholders by, or on behalf of, the Company, will be borne by the Company. The Company has agreed to pay Morrow Sodali a fee of $22,500 plus associated disbursements and other variable costs. The Company will reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain customary claims, liabilities, losses, damages, and expenses. Copies of the Company’s solicitation material will be furnished to banks, brokerage houses, dealers, voting trustees, their respective nominees, and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation material, including our Annual Report, to beneficial owners. In addition, if asked, the Company will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.

MATTERS TO BE CONSIDERED AT
THE ANNUAL MEETING

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

General

Our Board consists of one class of directors, which together currently include five members: Alfred P. Poor, Shane McMahon, James S. Cassano, Jerry Fan, and Harry Edelson. Effective upon the Annual Meeting, our board will consist of five (5) members. Each director serves from the date of his election until the end of his term and until his successor is elected and qualified.

Each of the directors listed above have been nominated as candidates for election as directors, as follows:

Proposal 1: Five directors, including Alfred P. Poor, Shane McMahon, James S. Cassano, Jerry Fan, and Harry Edelson to be elected by the holders of the Company’s Common Stock and Series A Preferred Stock, voting together as a single class.

If elected, the directors will hold office until the next Annual Meeting and until their respective successor is elected and qualified. Unless authority is withheld, the proxies solicited by the board of directors will be voted “FOR” the election of the nominee. In case the nominee becomes unavailable for election to the board of directors, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

The following paragraphs set forth information regarding the current ages, positions, and business experience of the nominees.

Board Nominees

Alfred P. Poor

Director Since: December 2018 Age: 52

Our Chief Executive Officer is a former Chief Operating Officer at Global Data Sentinel, a cybersecurity company that specializes in identity management, file access control, protected sharing, reporting and tracking, AI and thread response, and backup and recovery. He is the former President and Chief Operating Officer of Agendize Services Inc., a company with an integrated suite of applications that help businesses generate higher quality leads and improve business efficiency and customer engagement. Mr. Poor is a client-focused and profitability-driven management executive with a track record of success at both rapidly-growing technology companies and large, multi-national, organizations.

In light of our business and structure, Mr. Poor’s extensive executive experience and his educational background led us to the conclusion that he should serve as a director of our Company.

Shane McMahon

Director Since: July 2010 Age: 52

Mr. McMahon was appointed Executive Chairman as of July 23, 2021. He was Vice Chairman from January 12, 2016 to the date of his appointment as Executive Chairman and was our Chairman from July 2010 to January 2016. Prior to joining us, from 2000 to December 31, 2009, Mr. McMahon served in various executive level positions with World Wrestling Entertainment, Inc. (NYSE: WWE). Mr. McMahon also sits on the Boards of Directors of International Sports Management (USA) Inc., a Delaware corporation, and Global Power of Literacy, a New York not-for-profit corporation.

Mr. McMahon has significant marketing and promotion experience and has been instrumental in exploiting content programming on a global basis. In light of our business and structure, Mr. McMahon’s extensive executive and industry experience led us to the conclusion that he should serve as a director of our Company.

James S. Cassano

Director Since: January 2008 Age: 76

Mr. Cassano was appointed Vice Chairman of the Company effective as of July 23, 2021 and has been a director since January 11, 2008. From December 2009 through December 2021, Mr. Cassano served as a Partner and Chief Financial Officer of CoActive Health Solutions, LLC, a worldwide contract research organization, supporting the pharmaceutical and biotechnology industries. From February 2005 to December 2009 Mr. Cassano served as a General Partner of Jaguar Capital Partners, a private equity firm he co-founded, focused on investments in financial payments, electronic media and entertainment. During this period, Mr. Cassano served as executive vice president, chief financial officer, secretary, and director of Jaguar Acquisition Corporation a Delaware corporation (OTCBB: JGAC), a blank check company, from its formation in June 2005. through its acquisition of three cable television companies in the People’s Republic of China in 2007. In June 1998, Mr. Cassano founded New Forum Publishers, an electronic publisher of educational material for secondary schools, and served as its chairman of the Board and chief executive officer until it was sold to Apex Learning, Inc., a company controlled by Warburg Pincus, in August 2003. He remained with Apex until November 2003 in transition as vice president business development and served as a consultant to the company through February 2004. In June 1995, Mr. Cassano co-founded Advantix, Inc., an electronic ticketing software and transaction services company providing ticketing services to venues throughout the United States, the UK and Europe, serving as chairman and chief executive officer. Advantix was subsequently renamed Tickets.com and went public through an IPO in 1999. From March 1987 to June 1995, Mr. Cassano served as senior vice president and chief financial officer of the Hill Group, Inc., a privately-held engineering and consulting organization, and from February 1986 to March 1987, Mr. Cassano served as vice president of investments and acquisitions for Safeguard Scientifics, Inc., a public venture development company. From May 1973 to February 1986, Mr. Cassano served as partner and director of Strategic Management Services (Europe) for the strategy and organization practice area of Hay Associates. Mr. Cassano received a B.S. in Aeronautics and Astronautics from Purdue University and an M.B.A. from Wharton Graduate School at the University of Pennsylvania.

Mr. Cassano has significant senior management experience, including service as chief executive officer, executive vice president, chief financial officer, secretary, and director. In light of our business and structure, Mr. Cassano’s extensive executive experience and his educational background led us to the conclusion that he should serve as a director of our Company.

Jerry Fan

Director Since: January 2016 Age: 56

Mr. Fan was appointed as director of the Company on January 12, 2016. Mr. Fan is the Corporate Vice President responsible for managing Analog Devices, Inc. (Nasdaq: ADI) Asia Pacific business and was previously Managing Director and Country Manager for the Greater China region at Analog Devices, Inc. (Nasdaq: ADI), a global semiconductor company since November, 2012. Prior to ADI, Mr. Fan worked for Cisco Systems, Inc. (Nasdaq: CSCO) for 15 years between 1997 and 2012 in a number of senior management roles, including Sales Managing Director for Cisco China, Sale Director for Cisco Australia and Senior Manager for Operations and Strategy for the Cisco Service Provider business based in Hong Kong. Mr. Fan started his career in 1998 working at Fudan University as a faculty member in both teaching and research roles. He graduated from Fudan University with a Bachelor’s Degree in Computer Science and an Executive MBA degree from CEIBS (China European International Business School) in 1999.

Mr. Fan has more than 30 years of experience in top management positions in China and the Asia Pacific region, working for several multinational technology companies. He also has served in senior management positions of several U.S. public companies. In light of our business and structure, Mr. Fan’s extensive industry and business experience and his educational background led us to the conclusion that he should serve as a director of our Company.

Harry Edelson

Director Since: September 2019 Age: 89

Mr. Edelson, CFA, CCP, CDP, was appointed as director of the Company effective as of September 15, 2019. He is the Founder of Edelson Technology Partners, and President since 1980 of Edelson Technology, Inc., a company involved in consulting, fundraising, mergers and acquisitions, and investments. From 1984 until 2005, Mr. Edelson was an advisor and consultant for 10 multinational corporations (AT&T, Viacom, 3M, Ford Motor, Cincinnati Bell, Colgate-Palmolive, Reed Elsevier, Imation, Asea Brown Boveri, and UPS). During this time, he managed four technology-oriented strategic venture capital funds for the aforementioned 10 companies using corporate rather than pension money. He has served on over 150 boards of directors, 12 as chairman. At some time in the past ten years, Harry Edelson served as a director of four private companies, Airwire, PogoTec, eChinaCash, Pathway Genomics, and one public company, China Gerui. Executive positions in industry include Senior Systems Computer Engineer for Unisys, Transmission Engineer for AT&T (1962-1967), CTO for Cities Service (1967-1970), and Director of Marketing for a terminal manufacturer serving the nascent internet industry (1971-1973). His experience in technology led him to a 12-year career as a securities analyst on Wall Street covering telecommunications, computers, and office equipment for three leading investment banking firms in the 1970s and 1980s. Harry obtained a B.S. in Physics from Brooklyn College in 1962, MBA from New York University Graduate School of Business in 1965, and completed a Graduate Program in Telecommunications Engineering at the Cornell Graduate School of Electrical Engineering in 1966. In 2007, Harry served as Chairman and Chief Executive Officer for China Opportunity Acquisition Corp., a SPAC that raised $40 million and merged with China Gerui in 2009. Mr. Edelson was a Council member of The Julliard School of Music, Dance, and Drama and is the founder and still Chairman of the China Investment Group; and the founder and current member of the Chinese Cultural Foundation. Harry’s qualifications to serve as a director include decades of experience on Wall Street and various venture capital ventures. He has SPAC experience, vast board experience, and participated in numerous Mergers and Acquisitions transactions.

Mr. Edelson’s qualifications to serve as a director include decades of experience on Wall Street and various venture capital ventures. He has SPAC experience, vast board experience, and participated in numerous M&A transactions.

Except as noted above, the above persons do not hold any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act.

Vote Required

The election of the nominees listed in Proposal No. 1 requires a plurality of the issued and outstanding Common Stock and Series A Preferred Stock, entitled to vote, and voting together as a single class on an as-converted basis at the Annual Meeting vote “FOR” the proposal.

Recommendation of Our Board

Our Board recommends that the Company’s stockholders vote FOR the election of the nominees listed in Proposal No. 1 above.

PROPOSAL NO. 2:

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

BF Borgers CPA PC (“BFB”) was our independent registered public accounting firm for the year ended December 31, 2020. On September 24, 2021, that firm was dismissed. The dismissal of BFB was approved by our Audit Committee. BDO USA, LLP (“BDO”) was appointed our independent registered public accounting firm on September 24, 2021.

During the fiscal years ended December 31, 2020 and 2019 and in the subsequent interim period through September 24, 2021, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with BFB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BFB would have caused BFB to make reference thereto in its reports on the consolidated financial statements for such years. During the fiscal years ended December 31, 2020 and 2019 and through September 24, 2021, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The reports by BFB on the Company’s consolidated financial statements for the fiscal years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the year ended December 31, 2019, BFB’s report included a report on the effectiveness of the Company’s internal control over financial reporting.

On September 24, 2021, the Company engaged BDO as the Company’s new independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal year ending December 31, 2021. The decision to appoint BDO was approved by the Audit Committee. During the fiscal years ended December 31, 2020 and 2019 and through September 24, 2021, neither the Company, nor anyone on its behalf, consulted BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company and no written report or oral advice was provided to the Company by BDO that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

On July 21, 2022, the Company dismissed BDO. The dismissal of BDO was approved by the Audit Committee of the Board. BDO did not issue an audit report on the Company’s financial statements for the fiscal year ended December 31, 2021. The Company was advised by BDO of certain events reportable in accordance with Item 304(a)(1)(v) of Regulation S-K in BDO’s letter dated August 4, 2022 (“BDO’s Letter”). A copy of BDO’s Letter is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 8, 2022. Our Board has appointed Grassi & Co., CPAs, P.C. (“Grassi”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022 and recommends that stockholders vote for ratification of this appointment.

On July 27, 2022, the Company engaged Grassi as the Company’s new independent registered public accounting firm, effective immediately, to perform independent audit services for the fiscal year ended December 31, 2021. The decision to appoint Grassi was approved by the Audit Committee. During the fiscal years ended December 31, 2021 and 2020 and through July 27, 2022, neither the Company, nor anyone on its behalf, consulted Grassi regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by Grassi that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Stockholder ratification of the appointment of Grassi as our independent registered public accounting firm for the fiscal year ending December 31, 2022 is not required by our Bylaws or otherwise; however, our Board is submitting the appointment of Grassi to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, our Audit Committee and our Board will reconsider whether or not to retain Grassi. Even if the appointment is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of us and our stockholders.

A representative of Grassi is expected to attend the Annual Meeting with the opportunity to make a statement if he or she desires to do so and/or respond to appropriate questions from stockholders present at the meeting.

Independent Auditor’s Fees

The following is a summary of the fees billed to the Company by its principal accountants for professional services rendered for the years ended December 31, 2021 and 2020 (in thousands):

	Year Ended December 31,
	2021	2020
Audit Fees:
BF Borgers (BFB)	$1,365	$850
Grassi	1,439	—
TOTAL	$2,804	$850

“Audit Fees” consisted of the aggregate fees billed for professional services rendered for the audit of our annual consolidated financial statements and the reviews of the interim condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q and for any other services that were normally provided in connection with our statutory and regulatory filings or engagements.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act, all audit and non-audit services performed by our auditors must be approved in advance by our Audit Committee to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our Audit Committee pre-approved the audit services performed by BFB and Grassi for our consolidated financial statements as of and for the year ended December 31, 2021 and 2020.

Vote Required

Approval of the ratification of Grassi as our independent registered public accounting firm for the fiscal year ending December 31, 2022 requires a majority of the votes of the shares present in person or represented by proxy at the Annual Meeting to vote “FOR” the proposal.

Recommendation of Our Board

Our Board recommends that the stockholders vote FOR the ratification of the appointment of Grassi as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

PROPOSAL NO. 3:

TO APPROVE THE AMENDMENT AND RESTATEMENT OF OUR 2010 EQUITY INCENTIVE PLAN, A COPY OF SUCH AMENDED AND RESTATED PLAN IS INCLUDED AS APPENDIX A TO THIS INFORMATION STATEMENT (THE “PLAN”), TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE PLAN TO 120,000,000.

Information Regarding the Plan

Reasons for the Adoption of the Plan

There are approximately 7 million shares currently available under the Plan and the board of directors believes that our ability to continue providing non-cash compensation and incentives in the form of incentive stock options, non-statutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units, and performance shares is crucial to our ability to attract, retain, and motivate talented employees, officers, consultants, and non-employee directors and that the adoption of the Plan is advisable and in our best interests.

Approval of the Plan

On August 3, 2018, the Board approved and on August 28, 2018 the holders of 40,827,931 of the outstanding votes entitled to vote on the matter, representing 55.12% of the votes of our issued and outstanding voting shares, executed and delivered to the Company the written consents approving the Plan. Accordingly, in compliance with the laws of the State of Nevada and our bylaws a majority of the outstanding voting shares has approved the Plan, and no other vote or proxy is required of the shareholders.

Summary of the Material Terms of the Plan

The material terms of the Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the Plan. Stockholders are urged to read the actual text of the Plan in its entirety, which is set forth as Appendix A to this Information Statement.

Shares Available for Awards

The total number of shares of our common stock that may be subject to awards under the Plan is 120,000,000, which increases the number of shares authorized for issuance under the Plan by 63,200,000 shares. Under the Plan, the terms and number of options or other awards to be granted in the future are to be determined in the discretion of the plan administrator. No determination has been made regarding awards or grants under the Plan or as to the benefits or amounts that will be received by or allocated to our non-employee directors, executive officers, and other eligible employees under the Plan. We do not have any other equity incentive plans.

Eligibility

The persons eligible to receive awards under the Plan consist of our employees, directors, and consultants. There are 84 employees, 5 directors, and 14 consultants currently eligible to receive awards under the Plan.

Administration

The Plan shall be administered by the Board or a committee appointed by the Board, which committee shall be constituted to comply with applicable laws. If and so long as the common stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the administrator and the membership of any committee acting as administrator the requirements regarding (i) “nonemployee directors” within the meaning of Rule 16b-3 under the Exchange Act; (ii) “independent directors” as described in the listing requirements for any stock exchange on which Shares are listed; and (iii) Section 15(b)(i) of the Plan if the Company pays salaries for which it claims deductions that are subject to the Code section 162(m) limitation on its U.S. tax returns.

The plan administrator has the full authority to select those individuals eligible to receive awards and the amount and type of awards. Subject to the terms of the Plan, the plan administrator is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our common stock to which awards will relate, specify times at which awards will be exercisable or may be settled (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the Plan, and make all other determinations that may be necessary or advisable for the administration of the Plan. The plan administrator may amend the terms of outstanding awards, in its discretion; provided that any amendment that adversely affects the rights of the award recipient must receive the approval of such recipient.

Type of Awards. The following types of awards are available for grant under the 2018 Plan: incentive stock options, non-statutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units, and performance shares.

Stock Options

Grant of Options. The Committee may award ISOs and NSOs (collectively referred to as “Options”) to grantees. The exercise price per share of an Option will be at least 100% of the fair market value per share of our stock underlying the award on the grant date. The Committee will determine the terms and conditions (including any performance requirements) under which an Option will become exercisable and will include such information in the award agreement.

Special Limitations on ISOs. In the case of a grant of an Option intended to qualify as an ISO to a grantee who owns more than ten percent of the total combined voting power of all classes of our outstanding stock (a “Ten Percent Stockholder”), the exercise price of the Option will not be less than 110% of the fair market value of a share of our stock on the grant date. Additionally, an Option will constitute an ISO only (i) if the grantee is an employee of the Company or a subsidiary of the Company; (ii) to the extent such Option is specifically designated as an ISO in the related award agreement; and (iii) to the extent that the aggregate fair market value (determined at the time the option is granted) of the shares of stock with respect to which all ISOs held by such grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the grantee’s employer and its affiliates) does not exceed $100,000.

Exercise of Options. An Option may be exercised by the delivery to us of written notice of exercise and payment in full of the exercise price (plus the amount of any taxes which we may be required to withhold). If not exercised, Options will expire at such time as the Committee determines. However, no Option may be exercised more than ten years from the date of grant, or in the case of an ISO held by a Ten Percent Stockholder, not more than five years from the date of grant.

Restricted Stock and Restricted Stock Units. The Committee may award to a participant shares of Common Stock subject to specified restrictions (“restricted stock”). The Committee also may award to a participant-restricted stock units representing the right to receive shares of Common Stock in the future. Shares of restricted stock and restricted stock units are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified period and/or the attainment of specified performance targets over such period. The Committee will determine the terms and conditions (including any performance requirements) for each award of restricted stock or restricted stock units and will include such information in the award agreement.

Effect of Certain Transactions. In the event of a change in control of the Company, outstanding awards under the Plan may be subject to accelerated vesting or settlement as provided in the individual award agreements. Upon the occurrence of certain corporate transactions, which may include a change in control, outstanding awards generally will be subject to the terms of the agreement entered into in connection with the transaction, which may provide for the assumption or substitution of awards by the surviving corporation or its parent or subsidiary, for accelerated vesting and accelerated expiration, or for settlement in cash or cash equivalents.

Nontransferability of Awards. Generally, during the lifetime of a grantee, only the grantee may exercise rights under the Plan and no award will be assignable or transferable other than by will or laws of descent and distribution. If authorized in the award agreement, a grantee may transfer, not for value, all or part of an NSO to certain family members (including trusts and foundations for their benefit). Neither restricted stock nor restricted stock units may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Committee.

Amendment and Termination. Subject to applicable laws and stock exchange listing standards requiring stockholder approval under certain circumstances, our Board of Directors may, at any time, amend or terminate the Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards previously made under the Plan without the consent of the applicable participants.

Plan Benefits. All grants of awards under the Plan will be discretionary and, therefore, the benefits and amounts that will be received under the Plan are not determinable.

Federal Income Tax Consequences. The following is a summary of the general federal income tax consequences to the Company and to U.S. taxpayers of awards to be granted under the Plan. Tax consequences for any particular individual or under state or non-U.S. tax laws may be different.

NSOs. No taxable income is reportable when a NSO is granted. Upon exercise, generally, the recipient will have ordinary income equal to the fair market value of the underlying shares of stock on the exercise date minus the exercise price. Any gain or loss upon the disposition of the stock received upon exercise will be capital gain or loss to the recipient if the appropriate holding period under federal tax law is met for such treatment.

ISOs. No taxable income is reportable when an ISO is granted or exercised (except for grantees who are subject to the alternative minimum tax, who may be required to recognize income in the year in which the ISO is exercised). If the recipient exercises the ISO and then sells the underlying shares of stock more than two years after the grant date and more than one year after the exercise date, the excess of the sale price over the exercise price will be taxed as long-term capital gain or loss. If the recipient exercises the ISO and sells the shares before the end of the two- or one-year holding periods, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the ISO.

Restricted Stock and Restricted Stock Units. A recipient of restricted stock or restricted stock units will not have taxable income upon the grant unless, in the case of restricted stock, he or she elects to be taxed at that time. Instead, he or she will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares (or cash) received minus any amount paid for the shares.

Performance Awards. Typically, a recipient will not have taxable income upon the grant of performance awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the recipient.

Tax Effect for the Company. We generally will receive a tax deduction for any ordinary income recognized by a grantee in respect of an award under the Plan (for example, upon the exercise of a NSO). In the case of ISOs that meet the holding period requirements described above, the grantee will not recognize ordinary income; therefore, we will not receive a deduction.

No Appraisal Rights

Our stockholders do not have any “appraisal” or “dissenters” rights in connection with the approval or implementation of the Plan.

Vote Required

Approval of the amendment and restatement of the Plan requires a majority of the votes of the shares present in person or represented by proxy at the Annual Meeting to vote “FOR” the proposal.

Recommendation of Our Board

Our Board recommends that the stockholders vote FOR the approval of the amendment and restatement of the Plan.

PROPOSAL NO. 4

TO APPROVE THE ISSUANCE OF SHARES OF COMMON STOCK TO YORKVILLE ADVISORS PURSUANT TO THE TERMS OF A STANDBY EQUITY PURCHASE AGREEMENT INCLUDED AS APPENDIX B TO THIS PROXY STATEMENT, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the SEPA, AND IN ACCORDANCE WITH THE STOCKHOLDER APPROVAL REQUIREMENTS OF Nasdaq LISTING RULEs 5635(B) and 5635(D).

At our annual meeting, holders of our Common Stock will be asked to approve, for purposes of compliance with Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of up to 150,000,000 shares of our Common Stock to YA II PN Ltd., or an affiliate of YA II PN Ltd. (“Yorkville Advisors”), in connection with and pursuant to a Standby Equity Purchase Agreement, dated September 1, 2022, as amended and restated, by and between the Company and Yorkville Advisors (the “SEPA”), with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the SEPA, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d), pursuant to which Yorkville Advisors is committed, subject to the conditions and limitations set forth in the SEPA, to purchase up to an aggregate of 150,000,000 shares of Common Stock over the 36-term of the SEPA (the “SEPA Shares”).

Background

Under the terms of the SEPA, the Company will be able to sell the SEPA Shares at our request any time during the 36 months following the date of the SEPA’s entrance into force. The SEPA Shares would be purchased at 95% of the market price, which is defined as the lowest daily volume weighted average price of the Company’s common stock during the 3 consecutive trading days commencing on the trading day immediately following our delivery of an advance notice to Yorkville Advisors and would be subject to certain limitations, including that Yorkville Advisors could not purchase any shares that would result in it owning more than 4.99% of our common stock.

Pursuant to the SEPA, we are required to register all SEPA Shares that Yorkville Advisors may acquire. We have filed with the Securities and Exchange Commission a registration statement on Form S-1, registering all of the SEPA Shares to be offered and sold to Yorkville Advisors pursuant to the SEPA. Additionally, pursuant to the SEPA, we agreed to use the net proceeds from any sale of the SEPA Shares for working capital purposes, including the repayment of outstanding debt. There are no other restrictions on future financing transactions. The SEPA does not contain any right of first refusal, participation rights, penalties, or liquidated damages. We did not pay any additional amounts to reimburse or otherwise compensate Yorkville Advisors in connection with the transaction, except that we agreed to pay Yorkville Advisors a structuring fee in the amount of $10,000 and agreed to issue an aggregate of 1,500,000 common shares, as a commitment fee.

Yorkville Advisors has agreed that neither it nor any of its affiliates shall engage in any short-selling or hedging of our common stock during any time prior to the public disclosure of the SEPA.

Stockholder Approval Requirement

As noted above, the issuance of the SEPA Shares to Yorkville Advisors is subject to approval by the Company’s stockholders in compliance with the applicable Listing Rules of the Nasdaq Stock Market. The Common Stock is listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq Listing Rules.

Because our Common Stock is listed on the Nasdaq, we are subject to Nasdaq’s rules and regulations. Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities that will result in a change of control of a listed company, which for purposes of Nasdaq Listing Rule 5635(b) is generally deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. Shareholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Nevada law, our organizational documents, or any other purpose.

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (A) “20% Issuance” means a transaction, other than a public offering, involving: (i) the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors, or substantial stockholders equals 20% or more of Common Stock (which for purposes of this calculation, includes issued and outstanding shares of our voting Common Stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance and (B) “Minimum Price” means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. In determining whether multiple issuances should be aggregated for purposes of Nasdaq Listing Rule 5635(d), Nasdaq will consider several factors, including the timing of the issuances. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

While the issuance of the SEPA Shares would not in itself constitute a “20% issuance” pursuant to Nasdaq Listing Rule 5635(d), the issuance of the SEPA Shares when aggregated with the shares of Common Stock issued to Yorkville Advisors under the Prior SEPA could constitute a “20% issuance” pursuant to Nasdaq Listing Rule 5635(d). As a result, the Company’s issuance of the SEPA Shares under the SEPA may be subject to stockholder approval under Nasdaq Listing Rule 5635(d) (including rules related to the aggregation of offerings thereunder).

Reasons for Transaction and Effect on Current Stockholders

Our Board of Directors has determined that the SEPA, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the SEPA, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d) is in the best interests of us and our stockholders because the right to sell the SEPA Shares to Yorkville Advisors provides us with a reliable source of capital for working capital and general corporate purposes.

Vote Required

Approval of the issuance of shares of Common Stock to Yorkville Advisors pursuant to the terms of the SEPA with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the SEPA, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d), requires a majority of the votes of the shares present in person or represented by proxy at the Annual Meeting to vote “FOR” the proposal.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal No. 4 to approve the issuance of shares of Common Stock to Yorkville Advisors pursuant to the terms of the SEPA, with such modifications, amendments, or changes (consistent with the intent and purpose of this proposal) agreed upon by the parties to the SEPA, and in accordance with the stockholder approval requirements of Nasdaq Listing Rules 5635(b) and 5635(d).

PROPOSAL NO. 5

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act, which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that, not less frequently than once every three years, we provide stockholders with an advisory vote on the compensation of our named executive officers as disclosed herein. Accordingly, we are requesting your advisory (non-binding) approval of the compensation of our named executive officers as disclosed in the Executive Compensation section in the Proxy Statement. This non-binding advisory vote is commonly referred to as a “Say-on-Pay” vote. Please read the Executive Compensation section of the Proxy Statement for a detailed discussion about our executive compensation programs, including information about the fiscal 2021 compensation of our named executive officers.

Our compensation program is designed to reward each individual named executive officer’s contribution to the advancement of our overall performance and execution of our goals, ideas, and objectives. It is designed to reward and encourage exceptional performance at the individual level in the areas of organization, creativity, and responsibility while supporting our core values and ambitions. This in turn aligns the interest of our executive officers with the interests of our stockholders and thus with our interests. Stockholders are encouraged to read the Executive Compensation section and other compensation related sections of the Proxy Statement.

Our Compensation Committee and our Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals.

We are asking you to indicate your support for the compensation of our named executive officers as described in the Proxy Statement. This vote is not intended to address any specific item of compensation, our general compensation policies, the compensation of our Board, or our compensation policies as they relate to risk management. Rather, this vote relates to the overall compensation of our named executive officers and the philosophy, policies, and practices described in the Proxy Statement. Accordingly, we are asking you to vote on an advisory basis, “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of the Company hereby approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Executive Compensation section in the Proxy Statement.”

As an advisory vote, this proposal is not binding on the Company and will not require us to take any action or overrule any decisions we have made. Furthermore, because this advisory vote primarily relates to compensation that has already been paid or contractually committed to our named executive officers, there is generally no opportunity for us to revisit these decisions. However, our Board, including our Compensation Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the compensation of named executive officers as disclosed in the Proxy Statement, we will consider our stockholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns.

Vote Required

Approval of this resolution requires the holders of a majority of the votes of the shares present in person or represented by proxy at the Annual Meeting to vote “FOR” the proposal.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal No. 5. to approve on an advisory basis, of the compensation paid to our named executive officers. Proxies will be so voted unless stockholders specify otherwise in their proxies.

PROPOSAL NO. 6

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON
EXECUTIVE COMPENSATION

As described in Proposal No. 5 above, stockholders are being provided the opportunity to cast an advisory vote on our executive compensation program, commonly referred to as a “Say-on-Pay Vote.” This Proposal No. 6 affords stockholders the opportunity to cast an advisory vote on how often we should include a Say-on-Pay Vote in our proxy materials for future annual stockholder meetings. Stockholders may vote to have the Say-on-Pay Vote every year, every two years, or every three years.

Accordingly, we are requesting an advisory, non-binding vote on how frequently we should seek an advisory Say-on-Pay vote from our stockholders. This non-binding advisory vote is commonly referred to as a “Say-on-Frequency” vote. You have the option to vote for any one of the three options or to abstain on the matter. For the reasons described below, our Board recommends that our stockholders select a frequency of three years or a triennial vote. Our Board has determined that an advisory vote on executive compensation every three years is the best approach for us based on a number of considerations, including the following:

•	Our compensation program does not change significantly from year to year and is designed to induce performance over a multi-year period. A vote held every three years would be more consistent with and provide better input on our long-term compensation, which constitutes a significant portion of the compensation of our named executive officers;
•	A three-year vote cycle gives our Board and the Compensation Committee sufficient time to thoughtfully consider the results of the advisory vote, to engage with stockholders to understand and respond to the vote results and effectively implement any appropriate changes to our executive compensation policies and procedures;
•	A three-year vote cycle will provide stockholders with a more complete view of the amount and mix of components of the compensation paid to our named executive officers;
•	A three-year period between votes will give stockholders sufficient time to evaluate the effectiveness of our short-term and long-term compensation strategies and the related business outcomes of the company and whether the components of the compensation paid to our named executive officers have achieved positive results for the company; and
•	Many large stockholders rely on proxy advisory firms for vote recommendations. We believe that a triennial vote on executive compensation, rather than an annual or biennial vote, will help proxy advisory firms provide more detailed and thorough analyses and recommendations. Less frequent Say-on-Pay votes will improve the ability of institutional stockholders to exercise their voting rights in a more deliberate, thoughtful and informed way that is in the best interests of stockholders.

Our stockholders also have the opportunity to provide additional feedback on important matters involving executive compensation even in the years when Say-on-Pay votes do not occur. For example, the rules of the Nasdaq Stock Market require that we seek stockholder approval for new employee equity compensation plans and material revisions thereto.

We understand that our stockholders may have different views as to what is the best approach for us and we look forward to hearing from our stockholders on this Proposal No. 6. You may cast your vote on your preferred voting frequency by choosing the option of three years, two years, one year, or abstain from voting when you vote in response to the resolution set forth below:

“RESOLVED, that the stockholders of the Company hereby approve, on an advisory basis, that the frequency with which they prefer to have a Say-on-Pay vote is:

•	Every three years;
•	Every two years;
•	Every year; or
•	Abstain from voting.

You are not voting to approve or disapprove our Board’s recommendation. While this advisory Say-on-Frequency vote is non-binding on us and we may hold Say-on-Pay vote more or less frequently than the preference receiving the highest number of votes of our stockholders, our Board and Compensation Committee will give careful consideration to the choice that receives the most votes when considering the frequency of future Say-on-Pay Votes.

Vote Required

Approval of this resolution requires the holders of a majority of the votes of the shares present in person or represented by proxy at the Annual Meeting to vote “FOR” the proposal. However, given that this vote is advisory and non-binding, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the stockholders. In such instance, while none of the three alternatives will have been approved, stockholders will still have the ability to communicate their preference with respect to this vote.

Our Board unanimously recommends that an advisory vote regarding the compensation of our named executive officers be included in the company’s proxy statement for stockholder consideration every three calendar years. Proxies will be so voted unless stockholders specify otherwise in their proxies.

PROPOSAL NO. 7:

APPROVAL OF ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 20% BELOW THE MARKET PRICE OF OUR COMMON STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(b) and 5635(d)

Our common stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to Nasdaq Listing Rules. Pursuant to Nasdaq Listing Rule 5635(b) (“Rule 5635(b)”), stockholder approval is required prior to the issuance of securities that will result in a change of control of a listed company, which for purposes of Nasdaq Listing Rule 5635(b) is generally deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. Stockholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Nevada law, our organizational documents, or any other purpose. Nasdaq Listing Rule 5635(d) (“Rule 5635(d)”) requires us to obtain shareholder approval prior to the issuance of our shares of common stock in connection with certain non-public offerings, issued below the “minimum price” for the Company’s shares of common stock as defined in Nasdaq Rule 5635(d), involving the sale, issuance or potential issuance by the Company of shares of Common Stock (and/or securities convertible into or exercisable for Common Stock) equal to 20% or more of the shares of Common Stock outstanding before the issuance. Shares of our Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. We may effectuate the approved offerings or transactions in one or more transactions, subject to the limitations herein.

We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that triggers the requirements of Rules 5635(b) and 5635(d), we are seeking shareholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

We hereby submit this Proposal No. 7 to our stockholders for their approval of the potential issuance of shares of our Common Stock, or securities convertible into our Common Stock, in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

●	The maximum discount at which securities will be offered (which may consist of a share of Common Stock and a warrant for the issuance of up to an additional share of Common Stock) will be equivalent to a discount of 20% below the “Minimum Price” as defined by Nasdaq of our shares of Common Stock at the time of issuance in recognition of the limited public float of our traded common stock and historical volatility making the pricing discount of our stock required by investors at any particular time difficult, at this time, to predict. Nasdaq defines the “minimum price” as the lower of (1) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement or (2) the average closing price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement;

●	The aggregate number of shares issued in the offerings will not exceed [ ] shares of our Common Stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into Common Stock);

●	The total aggregate consideration will not exceed $100,000,000;

●	Such offerings will occur, if at all, on or before October 31, 2023, unless a shorter time is required by Nasdaq; and

●	Such other terms as our board of directors shall deem to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing.

The issuance of shares of our Common Stock, or other securities convertible into shares of our Common Stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock.

The issuance of shares of Common Stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

Our board of directors has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than [ ] shares of Common Stock in the aggregate pursuant to the authority requested from stockholders under this proposal (subject to adjustment for any reverse stock split). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our Common Stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $100,000,000. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

Vote Required

Approval of the issuance of securities in one or more non-public offerings, as required by and in accordance with Nasdaq Listing Rules 5635(b) and 5635(d), requires a majority of the votes of the shares present in person or represented by proxy at the Annual Meeting to vote “FOR” the proposal.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal No. 7 to approve the issuance of securities in one or more non-public offerings, as required by and in accordance with Nasdaq Listing Rules 5635(b) and 5635(d).

PROPOSAL No. 8:

AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve the foregoing proposals described in the Proxy Statement, the Company may move to adjourn the Annual Meeting at that time in order to enable our Board of Directors to solicit additional proxies.

In this Proposal No. 8, we are asking our stockholders to authorize the Company to adjourn the Annual Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event that there are not sufficient votes to approve the forgoing proposals, each as described in the Proxy Statement. If our stockholders approve this Proposal No. 8, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that even if we had received proxies representing a sufficient number of votes to defeat the forgoing proposals, we could adjourn the Annual Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.

If it is necessary or advisable to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 45 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required

Approval of this resolution requires the holders of a majority of the votes of the shares present in person or represented by proxy at the Annual Meeting to vote “FOR” the proposal.

Our Board unanimously recommends a “FOR” vote for this proposal to authorize the adjournment of the Annual Meeting.

EXECUTIVE OFFICERS, DIRECTORS, AND CORPORATE GOVERNANCE

Executive Officers and Directors

Our directors and executive officers, and their respective ages, are as follows as of September 16, 2022:

Name	Age	Position
Shane McMahon	52	Executive Chairman
Alfred P. Poor	52	Chief Executive Officer and Director
Stephen Johnston	52	Chief Financial Officer
James S. Cassano	76	Director
Jerry Fan	56	Director
Harry Edelson	89	Director

Mr. McMahon was appointed Executive Chairman as of July 23, 2021; previously, he was Vice Chairman from January 12, 2016 to the date of his appointment as Executive Chairman and was previously our Chairman from July 2010 to January 2016. Prior to joining us, from 2000 to December 31, 2009, Mr. McMahon served in various executive-level positions with World Wrestling Entertainment, Inc. (NYSE: WWE). Mr. McMahon also sits on the Boards of Directors of International Sports Management (USA) Inc., a Delaware corporation, and Global Power of Literacy, a New York not-for-profit corporation.

Mr. Alfred P. Poor, our Chief Executive Officer is a former Chief Operating Officer at Global Data Sentinel, a cybersecurity company that specializes in identity management, file access control, protected sharing, reporting and tracking, AI and thread response and backup and recovery. He is the former President and Chief Operating Officer of Agendize Services Inc., a company with an integrated suite of applications that help businesses generate higher quality leads and improve business efficiency and customer engagement. Mr. Poor is a client-focused and profitability-driven management executive with a track record of success at both rapidly-growing technology companies and large, multi-national organizations.

Mr. Johnston, our Chief Financial Officer, joined the Company, bringing almost 30 years of diverse, global experience as a Chief Financial Officer, Corporate Controller, and Chief Accounting Officer as well as Big 4 Partner. Prior to joining the Company, Mr. Johnston served as the Chief Financial Officer of Dura Automotive Systems (“Dura”), a global automotive supplier for highly integrated mechatronic systems and lightweight structural solutions, with oversight of the financial performance of the company’s 22 plants in 11 countries. Prior to the successful sale of Tower Automotive in 2019, Mr. Johnston was the Tower Automotive North American Chief Financial Officer, a manufacturer of engineered metal structures and complex welded assemblies for body and chassis. As a member of the North American leadership team, Mr. Johnston was responsible for the financial performance of program launches for key customers, including Ford, FCA, and BMW. Mr. Johnston is a certified public accountant (CPA) and a member of the Michigan Association of CPAs and the American Institute of CPAs.

Mr. Cassano was appointed Vice Chairman of the Company effective as of July 23, 2021 and has been a director since January 11, 2008. Mr. Cassano is currently a Partner and Chief Financial Officer of CoActive Health Solutions, LLC, a worldwide contract research organization, supporting the pharmaceutical and biotechnology industries. Mr. Cassano has served as executive vice president, chief financial officer, secretary, and director of Jaguar Acquisition Corporation, a Delaware corporation (OTCBB: JGAC), a blank check company, since its formation in June 2005. Mr. Cassano has served as a managing director of Katalyst LLC, a company that provides certain administrative services to Jaguar Acquisition Corporation, since January 2005. In June 1998, Mr. Cassano founded New Forum Publishers, an electronic publisher of educational material for secondary schools, and served as its chairman of the Board and chief executive officer until it was sold to Apex Learning, Inc., a company controlled by Warburg Pincus, in August 2003. He remained with Apex until November 2003 in transition as vice president business development and served as a consultant to the company through February 2004. In June 1995, Mr. Cassano co-founded Advantix, Inc., a high volume electronic ticketing software and transaction services company, which handled event related client and customer payments and that was renamed Tickets.com and went public through an IPO in 1999. From March 1987 to June 1995, Mr. Cassano served as senior vice president and chief financial officer of the Hill Group, Inc., a privately-held engineering and consulting organization, and from February 1986 to March 1987, Mr. Cassano served as vice president of investments and acquisitions for Safeguard Scientifics, Inc., a public venture development company. From May 1973 to February 1986, Mr. Cassano served as partner and director of strategic management services (Europe) for the strategic management group of Hay Associates. Mr. Cassano received a B.S. in Aeronautics and Astronautics from Purdue University and an M.B.A. from Wharton Graduate School at the University of Pennsylvania.

Mr. Fan was appointed as director of the Company on January 12, 2016. Mr. Fan is the Corporate Vice President responsible for managing Analog Devices, Inc. (Nasdaq: ADI) Asia Pacific business and was previously Managing Director and Country Manager for the Greater China region at Analog Devices, Inc. (Nasdaq: ADI), a global semiconductor company since November, 2012. Prior to ADI, Mr. Fan worked for Cisco Systems, Inc. (Nasdaq: CSCO) for 15 years between 1997 and 2012 in a number of senior management roles, including Sales Managing Director for Cisco China, Sale Director for Cisco Australia, and Senior Manager for Operations and Strategy for the Cisco Service Provider business based in Hong Kong. Mr. Fan started his career in 1998 working at Fudan University as a faculty member in both teaching and research roles. He graduated from Fudan University with a Bachelor’s Degree in Computer Science and an Executive MBA degree from CEIBS (China European International Business School) in 1999.

Mr. Edelson was appointed as director of the Company effective as of September 15, 2019, CFA, CCP, CDP, is the Founder of Edelson Technology Partners, and President since 1980 of Edelson Technology, Inc., a company involved in consulting, fundraising, Mergers and Acquisitions, and investments. From 1984 until 2005, Mr. Edelson was an advisor and consultant for 10 multinational corporations (AT&T, Viacom, 3M, Ford Motor, Cincinnati Bell, Colgate-Palmolive, Reed Elsevier, Imation, Asea Brown Boveri, and UPS). During this time he managed four technology-oriented strategic venture capital funds for the aforementioned 10 companies using corporate rather than pension money. He has served on over 150 boards of directors, 12 as chairman. At some time in the past five years, Harry Edelson served as a director of four private companies—Airwire, PogoTec, eChinaCash, Pathway Genomics—and one public company, China Gerui. Executive positions in industry include Senior Systems Computer Engineer for Unisys, Transmission Engineer for AT&T (1962-1967), CTO for Cities Service (1967-1970), and Director of Marketing for a terminal manufacturer serving the nascent internet industry (1971-1973). His experience in technology led him to a 12-year career as a securities analyst on Wall Street covering telecommunications, computers, and office equipment for three leading investment banking firms in the 1970s and 1980s. Harry obtained a B.S. in Physics from Brooklyn College in 1962, an MBA from New York University Graduate School of Business in 1965, and completed a Graduate Program in Telecommunications Engineering at the Cornell Graduate School of Electrical Engineering in 1966. In 2007, Harry served as Chairman and Chief Executive Officer for China Opportunity Acquisition Corp., a SPAC that raised $40 million and merged with China Gerui in 2009. Mr. Edelson was a Council member of The Julliard School of Music, Dance, and Drama and is the founder and still Chairman of the China Investment Group; and the founder and current member of the Chinese Cultural Foundation. Harry’s qualifications to serve as a director include decades of experience on Wall Street and various venture capital ventures. He has SPAC experience, has vast board experience, and participated in numerous Mergers and Acquisitions transactions.

There are no agreements or understandings between any of our executive officers or directors and any other persons to resign at the request of another such other person and to act on behalf of or at the direction of any such other person.

Directors are elected for one-year term and until their successors are duly elected and qualified.

CORPORATE GOVERNANCE

Our current corporate governance practices and policies are designed to promote stockholder value, and we are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor, and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies. The current corporate governance guidelines are available on the Company’s website, www.ideanomics.com. Printed copies of our corporate governance guidelines may be obtained, without charge, by contacting our Corporate Secretary at 1441 Broadway, Suite 5116, New York, NY 10018.

The Board and Committees of the Board

The Company is governed by the Board that currently consists of five members: Shane McMahon, Alfred Poor, James S. Cassano, Jerry Fan, and Harry Edelson. The Board has established the following committees, among others: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. Each of the Audit Committee, Compensation Committee, and Nominating and Governance Committee comprise independent directors. From time to time, the Board may establish other committees. The Board has adopted a written charter for each of the Committees, which are available on the Company’s website, www.ideanomics.com. Printed copies of these charters may be obtained, without charge, by contacting our Corporate Secretary at 1441 Broadway, Suite 5116, New York, NY 10018.

Governance Structure

Our Board of Directors is responsible for corporate governance in compliance with reporting laws and for representing the interests of our stockholders. As of the date of the Proxy Statement, the Board was composed of five members, four of whom are considered independent, non-executive directors. Details on Board membership, oversight, and activity are reported below.

We encourage our stockholders to learn more about our Company’s governance practices at our website, www.ideanomics.com.

The Board’s Role in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board of Directors’ oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, Company management is charged with managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board, Board committees, and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

The Board implements its risk oversight function both as a whole and through Committees. Much of the work is delegated to various Committees, which meet regularly and report back to the full Board. All Committees play significant roles in carrying out the risk oversight function. In particular:

•	The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting, and legal matters. The Audit Committee members meet separately with representatives of the independent auditing firm.

•	The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

Independent Directors

In considering and making decisions as to the independence of each of the directors of the Company, the Board considered transactions and relationships between the Company (and its subsidiaries) and each director (and each member of such director’s immediate family and any entity with which the director or family member has an affiliation such that the director or family member may have a material direct or indirect interest in a transaction or relationship with such entity). The Board has determined that James S. Cassano, Shane McMahon, Jerry Fan, and Harry Edelson are independent as defined in applicable SEC and Nasdaq rules and regulations and that each constitutes an “Independent Director” as defined in Nasdaq Listing Rule 5605.

Audit Committee

Our Audit Committee consists of James S. Cassano, Harry Edelson, and Jerry Fan with Mr. Cassano acting as Chair. The Audit Committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company. Mr. Cassano serves as our Audit Committee financial expert as that term is defined by the applicable SEC rules. The Audit Committee is responsible for, among other things:

selecting our independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by our independent auditors;

•	reviewing with our independent auditors any audit problems or difficulties and management’s response;

•	reviewing and approving all proposed related-party transactions, as defined in Item 404 of Regulation S-K under the Securities Act of 1933, as amended;

•	discussing the annual audited financial statements with management and our independent auditors;

•	reviewing major issues as to the adequacy of our internal controls and any special audit steps adopted in light of significant internal control deficiencies;

•	annually reviewing and reassessing the adequacy of our Audit Committee charter;

•	overseeing the work of our independent auditor, including resolution of disagreements between management and the independent auditor regarding financial reporting;

•	reporting regularly to, and reviewing with, the full Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the performance, and independence of the independent auditors and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

The Audit Committee may engage independent counsel and such other advisors it deems necessary to carry out its responsibilities and powers and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors. The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

Compensation Committee

Our Compensation Committee consists of James S. Cassano, Harry Edelson, and Jerry Fan with Mr. Cassano acting as Chair. Our Compensation Committee assists the Board in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers. The Compensation Committee is responsible for, among other things:

•	reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating the performance of our chief executive officer in light of those goals and objectives, and setting the compensation level of our chief executive officer based on this evaluation;

•	reviewing and making recommendations to the Board with regard to the compensation of other executive officers;

•	reviewing and making recommendations to the Board with respect to the compensation of our directors; and

•	reviewing and making recommendations to the Board regarding all incentive-based compensation plans and equity-based plans.

The Compensation Committee has sole authority to retain and terminate any consulting firm or other outside advisor to assist the committee in the evaluation of director, chief executive officer, or senior executive compensation and other compensation-related matters, including sole authority to approve the firms’ fees and other retention terms. The Compensation Committee may also form and delegate authority to subcommittees consisting of one or more members of the Compensation Committee.

Governance and Nominating Committee

Our Governance and Nominating Committee consists of Harry Edelson, James S. Cassano, and Jerry Fan with Harry Edelson acting as Chair. The Governance and Nominating Committee assists the Board of Directors in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees. The Governance and Nominating Committee is responsible for, among other things:

•	identifying and recommending to the Board nominees for election or re-election to the Board or for appointment to fill any vacancy;

•	selecting directors for appointment to committees of the Board; and

•	overseeing annual evaluation of the Board and its committees for the prior fiscal year.

The Governance and Nominating Committee has sole authority to retain and terminate any search firm that is to be used by the Company to assist in identifying director candidates, including sole authority to approve the firms’ fees and other retention terms. The Governance and Nominating Committee may also form and delegate authority to subcommittees consisting of one or more members of the Governance and Nominating Committee.

Director Qualifications

Directors are responsible for overseeing the Company’s business, consistent with their fiduciary duty to stockholders. This significant responsibility requires highly-skilled individuals with various qualities, attributes, and professional experience. The Board believes that there are general requirements for service on the Board that are applicable to all directors and that there are other skills and experience that should be represented on the Board as a whole but not necessarily by each director. The Board and the Governance and Nominating Committee of the Board consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

Qualifications for All Directors

In its assessment of each potential director candidate, including those recommended by stockholders, the Governance and Nominating Committee considers the nominee’s judgment, integrity, experience, independence, understanding of the Company’s business, or other related industries and such other factors that the Governance and Nominating Committee determines are pertinent in light of the current needs of the Board. The Governance and Nominating Committee also takes into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and the Governance and Nominating Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures, and a commitment to sustainability and to dealing responsibly with social issues. In addition to the qualifications required of all directors, the Board assesses intangible qualities, including the individual’s ability to ask difficult questions and simultaneously work collegially.

The Board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background, and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

Qualifications, Attributes, Skills, and Experience to be Represented on the Board as a Whole

The Board has identified particular qualifications, attributes, skills, and experience that are important to be represented on the Board as a whole in light of the Company’s current needs and business priorities. The Company’s services are performed in areas of future growth located outside of the United States. Accordingly, the Board believes that international experience or specific knowledge of key geographic growth areas and diversity of professional experiences should be represented on the Board. In addition, the Company’s business is multifaceted and involves complex financial transactions. Therefore, the Board believes that the Board should include some directors with a high level of financial literacy and some directors who possess relevant business experience as Chief Executive Officers or Presidents. Our business involves complex technologies in a highly specialized industry. Therefore, the Board believes that extensive knowledge of the Company’s business and industry should be represented on the Board.

Summary of Qualifications of Current Directors

Set forth below is a narrative disclosure that summarizes some of the specific qualifications, attributes, skills, and experiences of our directors. For more detailed information, please refer to the biographical information for each director set forth above.

Mr. McMahon has significant marketing and promotion experience and has been instrumental in exploiting pay-per-view programming on a global basis. In light of our business and structure, Mr. McMahon’s extensive executive and industry experience led us to the conclusion that he should serve as a director of our Company.

Mr. Poor is a client-focused and profitability-driven management executive with a track record of success at both rapidly-growing technology companies and large, multi-national, organizations. In light of our business and structure, Mr. Poor’s extensive executive experience and his educational background led us to the conclusion that he should serve as a director of our Company.

Mr. Cassano has substantial experience as a senior executive in management consulting, corporate development, mergers and acquisitions, and start up enterprises across a numerous different industries. In light of our business and structure, Mr. Cassano’s extensive executive experience and his educational background led us to the conclusion that he should serve as a director of our Company.

Mr. Edelson is the Founder of Edelson Technology Partners and President since 1980 of Edelson Technology, Inc., a company involved in consulting, fundraising, Mergers and Acquisitions, and investments. In light of our business and structure, Mr. Edelson’s extensive executive experience and his educational background led us to the conclusion that he should serve as a director of our Company.

Mr. Fan has more than 20 years of experience in top management positions in China and the Asia Pacific region, working for several multinational technology companies. He also has served in senior management positions of several U.S. public companies. In light of our business and structure, Mr. Fan’s extensive industry and business experience and his educational background led us to the conclusion that he should serve as a director of our Company.

Family Relationships

There are no family relationships among our directors and officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•	had any bankruptcy petition filed by or against the business or property of the person or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•	been subject to any order, judgment, or decree not subsequently reversed, suspended, or vacated of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending, or otherwise limiting his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities or to be associated with persons engaged in any such activity;

•	been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•	been the subject of or a party to any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended, or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation or any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•	been the subject of or a party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth elsewhere in this Proxy Statement or our Annual Report, none of our directors, director nominees, or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates, or associates, which is required to be disclosed pursuant to the rules and regulations of the SEC.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors and other persons who beneficially own more than 10% of a registered class of our equity securities file with the SEC reports of ownership and reports of changes in ownership of shares and other equity securities. Such executive officers and directors and other persons who beneficially own more than 10% of a registered class of our equity securities are required by the SEC to furnish us with copies of all Section 16(a) filed by such reporting persons.

Based solely on our review of such forms furnished to us or written representations provided to us by the reporting persons, we believe that all filing requirements applicable to our executive officers, directors, and other persons who beneficially own more than 10% of a registered class of our equity securities were complied with in the year ended December 31, 2021, except that one Form 4, covering one delinquent transaction, was filed late by Shane McMahon.

Code of Ethics

Our board of directors adopted a code of business conduct and ethics that applies to our directors, officers, employees, subsidiaries, agents, contractors, and consultants, which became effective in January 2016 and was updated in December 2021. We have posted a copy of our code of business conduct and ethics on our website at https://investors.ideanomics.com/corporate-governance.

Committees and Meeting Attendance

Our Board held 18 meetings in connection with matters related to the fiscal year ended December 31, 2021. The Audit Committee held 4 meetings in connection with matters related to the fiscal year ended December 31, 2021. The Compensation Committee held 3 meetings and the Governance and Nominating Committee held 1 meeting during the fiscal year ended December 31, 2021.

During fiscal year 2021, each member of the Board attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board (held during the period for which such person has been a director); and (ii) the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served). Our Bylaws provide that the Executive Chairman (and in his absence, the Chairman) shall preside at all meetings of our stockholders and the Board. Each director is expected to make reasonable efforts to attend Board meetings, meetings of committees of which such director is a member, and the Annual Meeting of Stockholders.

Communications by Stockholders with Directors

The Chairman of our Board may receive and distribute to our Board, and arrange for responses to, communications from stockholders. Stockholders may communicate with any and all of our directors by transmitting correspondence by facsimile or email, addressed as follows:

c/o Corporate Secretary

E-mail Address: ir@ideanomics.com

Our Corporate Secretary maintains a log of such communications and transmits as soon as practicable such communications to the Chairman and the identified director addressee(s) unless there are safety or security concerns that mitigate against further transmission of the communications, as determined by the Corporate Secretary. Our Board or individual directors so addressed are advised of any communication withheld for safety or security reasons as soon as practicable. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must clearly state whether the intended recipients are all members of the Board or just certain specified directors. The Corporate Secretary relays all communications to directors absent safety or security issues.

EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by, or paid to the named persons (our “named executive officers”) for services rendered in all capacities during the noted periods.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards (#)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Shane McMahon (Executive Chairman) (1)	2021	133,334	0	823,833	0	—	—	—	956,667
Alfred P. Poor (Chief Executive Officer )	2020	383,333	500,000	0	0	—	—	—	883,333
	2021	645,833	500,000	5,535,000—	2,000,000	—	—	—	6,680,833
Conor McCarthy (Chief Financial Officer)	2020	291,666	350,000	0	150,000	—	—	—	641,666
	2021	422,915	350,000	1,537,500	750,000	—	—	—	2,310,415
Anthony Sklar (SVP, Investor Relations)	2021	364,755	350,000	3,075,000	500,000	—	—	—	3,789,755
Carla Oiong Zhou (Chief Revenue Officer)	2020	250,000	0	0	0	—	—	—	250,000
Bruno Wu (2)	2020	250,000	0	0	0	—	—	—	250,000

(1)	Mr. McMahon was appointed Executive Chairman of the Company on July 23, 2021, and prior to this date, Mr. McMahon was Vice-Chairman of the Company. Included in Mr. McMahon’s salary is $29,167 for directors’ fees paid to him in his capacity as Vice-Chairman of the Company. The stock awards of $823,833 includes a RSU grant with immediate vesting with a value of $615,000 and stock compensation paid to him for the period of August 1, 2021 to December 31, 2021 with a value of $208,333.

(2)	On December 31, 2020 Bruno Wu resigned from his position as Executive Chairman. Reflects the aggregate grant date fair value of option or restricted stock units determined in accordance with FASB ASC Topic 718.

Employment Agreements

Alfred P. Poor

Effective on July 31, 2020, we entered into an employment agreement with Mr. Poor for a term of two years pursuant to which Mr. Poor will receive an annual base salary of $500,000, a bonus of $300,000 earned on July 21, 2020, the date the employment contract became effective, and will be entitled to participate in all employment benefit plan and policies of the Company generally available. Mr. Poor will be entitled to stock options of up to 2,000,000 shares in 2021. Effective July 23, 2021, Mr. Poor’s salary was increased to $800,000.

Conor McCarthy

Effective on July 31, 2020, we entered into an employment agreement with Mr. McCarthy for a term of two years pursuant to which Mr. McCarthy will receive an annual salary of $350,000 and will be entitled to participate in all employment benefit plan and policies of the Company. Mr. McCarthy was entitled to stock options of up to 750,000 shares in 2021. Effective July 23, 2021, Mr. McCarthy’s salary was increased to $525,000.

On September 16, 2022, the Company and Mr. McCarthy mutually agreed that he will depart from his position of chief financial officer at the Company, effective September 16, 2022. In connection with Mr. McCarthy’s termination, we agreed to pay Mr. McCarthy a lump sum cash payment of $525,000 no later than ninety (90), but no earlier than thirty-one (31), days following September 16, 2022. We also agreed to pay Mr. McCarthy a sum of $175,000, which is the remainder of his prior year’s performance bonus, no later than the second payroll date following the date of Mr. McCarthy’s separation agreement. Further, we agreed to pay Mr. McCarthy the cost of continuing his health insurance benefits pursuant to COBRA, if eligible, for a period of twelve (12) months, estimated to be $24,000.

We have not provided retirement benefits (other than a state pension scheme in which all of our employees in China participate) or change of control benefits to our named executive officers.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the equity awards of our named executive officers outstanding at December 31, 2021.

	Option awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Shane McMahon	75,800	—	—	5.57	November 17, 2027
	500,000	—	—	0.53	February 22, 2029
	266,664	266,669	—	1.84	December 10, 2030

Alfred P. Poor	2,000,000	—	—	1.98	February 20, 2029
	541,671	208,329	—	0.53	May 8, 2030
	416,669	1,583,331	—	2.37	July 31, 2031

Conor McCarthy	1,500,000	—	—	0.53	September 20, 2029
	156,250	593750	—	2.37	July 31, 2031

Anthony Sklar	250,000	—	—	—	February 22, 2029
	650,000	—	—	—	May 8, 2030
	104,165	395,835	—	—	July 31, 2031

Compensation of Directors

The following table sets forth certain information concerning the compensation paid to our directors for services rendered to us during the fiscal year ended December 31, 2021.

Name	Fees earned or paid in cash ($)	Stock awards(1) ($)	Option awards(2) (#)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
James S. Cassano	131,250	1,107,000	—	—	—	—	1,238,250
Jerry Fan	77,084	246,000	—	—	—	—	323,084
Harry Edelson	110,416	246,000	—	—	—	—	356,416

(1)	Reflects the aggregate grant date fair value of restricted stock determined in accordance with FASB ASC Topic 718.

(2)	Reflects the number of stock options granted in 2021.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2021. The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC and such information shall not be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates such information by reference in such filing.

The Audit Committee consists of three members: James S. Cassano, Harry Edelson, and Jerry Fan with Mr. Cassano acting as Chair. All of the members are independent directors under the Nasdaq and SEC audit committee structure and membership requirements. The Audit Committee has certain duties and powers as described in its written charter adopted by the Board.

The Audit Committee is responsible primarily for assisting the Board in fulfilling its oversight responsibility of reviewing the financial information that will be provided to stockholders and others, appointing the independent registered public accounting firm, reviewing the services performed by the Company’s independent registered public accounting firm and internal audit department, evaluating the Company’s accounting policies and the Company’s system of internal controls that management and the Board have established, and reviewing significant financial transactions. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements.

In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters, and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.

The Company maintains an auditor independence policy that bans its auditors from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the Audit Committee approve the audit and non-audit services and related budget in advance and that the Audit Committee be provided with quarterly reporting on actual spending. This policy also mandates that the Company may not enter into auditor engagements for non-audit services without the express approval of the Audit Committee.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2021 with the Company’s management and Grassi. The Audit Committee has also discussed with Grassi the matters required to be discussed by Auditing Standards No. 16, Communication with Audit Committees, issued by the Public Company Accounting Oversight Board (United States).

The Audit Committee also has received and reviewed the written disclosures and the letter from Grassi required by applicable requirements of the Public Company Accounting Oversight Board regarding Grassi’s communications with the Audit Committee concerning independence and has discussed with Grassi its independence from the Company.

Submitted by the Audit Committee of the Board of Directors

James S. Cassano (Chair)
Harry Edelson
Jerry Fan

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Party Transactions

We have adopted a written policy with respect to the review, approval, and ratification of related person transactions. The Audit Committee has primary responsibility for reviewing all related party transactions involving the Company’s directors, officers, and directors’ and officers’ immediate family members. The Board may determine to permit or prohibit the Related Party Transaction. For any ongoing relationships, the Board shall annually review and assess the relationships with the Related Party and whether the Related Party Transaction should continue.

Under the policy, a “related party transaction” means any transaction directly or indirectly involving any Related Party that would need to be disclosed under Item 404 of Regulation S-K. Under Item 404, the Company is required to disclose any transaction occurring since the beginning of the Company’s last fiscal year or any currently proposed transaction in which the Company was or is a participant and the amount involved exceeds $120,000 and in which any related party had or will have a direct or indirect material interest. “Related Party Transaction” also includes any material amendment or modification to an existing Related Party Transaction. For the purposes of this policy, a “Related Party” means (A) a director, including any director nominee; (B) an executive officer; (C) a person known by the Company to be the beneficial owner of more than 5% of the Company’s common stock; or (D) a person known by the Company to be an immediate family member of any of the foregoing. “Immediate family member” means a child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such director, executive officer, nominee for director, or beneficial owner and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee for director, or beneficial owner.

The following is a summary of transactions since the beginning of the 2021 fiscal year or any currently proposed transaction in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed years and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Related Party Transactions with Dr. Wu, Former Executive Chairman

In June 2020, the Company entered into a service agreement with SSSIG for the period from July 1, 2020 through June 30, 2021 for $1.4 million in exchange for consulting services from SSSIG; the services include but are not limited to human resources, finance, and legal advice. The Company recorded the service charges of $0.7 million in “professional fess” for the year ended December 31 2020 and $0.2 million in “Amount due to related parties” as of December 31 2020.

Except as set forth in our discussion above, none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates, or associates, which is required to be disclosed pursuant to the rules and regulations of the SEC.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known by us regarding the beneficial ownership of the Common Stock as of [                               ], 2022, by:

•	each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock;

•	each of our current Named Executive Officers and directors; and

•	all of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the table below are based on [               ] shares of Common Stock issued and outstanding as of [                               ], 2022. Unless otherwise noted, the address for each beneficial owner listed below is c/o Ideanomics, Inc., at 1441 Broadway, Suite 5116, New York, NY 10018.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned Number of Shares of Common Stock Beneficially Owned		Percent of Common Stock Outstanding
Directors and Named Executive Officers
Shane McMahon (1)	[6,532,764	]	[1.3	]%
Alfred P. Poor (2)	[5,323,041	]	[1.1	]%
James S. Cassano (3)	[1,355,758	]	[*	]
Harry Edelson (4)	[600,000	]	[*	]
Jerry Fan (5)	[775,800	]	[*	]
Stephen Johnston (6)	0		*
All Current Directors and Executive Officers, as a group (6 individuals)	[16,814,925	]	[3.4	]%
Five Percent Holders
Bruno Wu (7)	[21,932,749	]	[4.3	]%

* Represents beneficial ownership of less than 1%.

(1)	Includes (i) [5,468,080] shares of Common Stock; (ii) [488,884] shares of Common Stock underlying options exercisable within 60 days at $1.84 per share; (iii) [500,000] shares of Common Stock underlying options exercisable within 60 days at $1.98 per share; (iv) [75,800] shares of Common Stock underlying options exercisable within 60 days at $5.57 per share.

(2)	Includes (i) [1,406,375] shares of Common Stock; (ii) [750,000] shares underlying options exercisable within 60 days at $0.53 per share; (iii) [2,000,000] shares underlying options exercisable within 60 days at $1.98 per share and [1,166,666] shares underlying options exercisable within 60 days at $2.37 per share.

(3)	Includes (i) [509,308] shares of Common Stock; (ii) [11,676] shares underlying options exercisable within 60 days at $1.84 per share; (iii) [8,974] shares underlying options exercisable within 60 days at $2.91 per share; (iv) [75,800] shares underlying options exercisable within 60 days at $5.57; (v) [500,000] shares underlying options exercisable within 60 days at $1.98 per shares; and (vi) [250,000] shares underlying options exercisable with 60 days at $0.53 per share.

(4)	Includes (i) [100,000] shares of common stock; and (ii) [500,000] shares underlying options exercisable within 60 days at $0.53.

(5)	Includes (i) [200,000] shares of Common Stock; (ii) [250,000] shares underlying options exercisable within 60 days at $1.98; (iii) [75,800] shares underlying options exercisable withing 60 days at $5.57 per share; and (iv) [250,000] shares underlying options exercisable withing 60 days at $0.53 per share.

(6)	[ ].

(7)	Includes (i) [20,999,416] shares of Common Stock; and (ii) [933,333] shares of Common Stock that is issuable upon conversion of a share of [7,000,000] shares of Series A Preferred Stock issued and outstanding as of [ ], 2022.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2023

Stockholder proposals that are intended to be presented by such stockholders at our 2023 Annual Meeting of Stockholders must be received by our Corporate Secretary at our principal executive offices no later than 120 calendar days in advance of the one year anniversary of the date that our proxy statement was released to stockholders in order to be considered for inclusion in the proxy statement and form of proxy/voting instruction card relating to that meeting pursuant to Rule 14a-8 under the Exchange Act. Under the rules of the SEC, stockholders who wish to submit proposals for inclusion in the Proxy Statement for the 2023 Annual Meeting of Stockholders must submit such proposals to Ideanomics by [                               ].

OTHER MATTERS

Our Board knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in their discretion.

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers, banks, and nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries.

This year, a number of brokers, banks, and nominees with account holders who are our stockholders may be householding our proxy materials. In such circumstances, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received by the broker, bank, or nominee from one or more of the affected stockholders. We have not initiated householding with respect to the small number of our record holders because such householding would increase our costs. If, at any time, you would like to receive a separate copy of our proxy statement and annual report, we will promptly send you an additional copy upon written or oral request directed to our Secretary. If you are a beneficial owner, you can request additional copies of the proxy statement and the Annual Report. If your shares are held in “street name,” you can request a change in your householding status by notifying your broker, bank, or nominee.

To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act or the Exchange Act, the section of this Proxy Statement entitled “Audit Committee Report” (to the extent permitted by the rules of the SEC) will not be deemed incorporated unless specifically provided otherwise in such filing.

The final results of the balloting at the Annual Meeting will appear in our Current Report on Form 8-K within four business days of the Annual Meeting.

Appendix A

IDEANOMICS, INC.

AMENDED AND RESTATED 2010 EQUITY INCENTIVE PLAN

1.             Purposes of the Plan. Ideanomics, Inc., a Nevada corporation (the “Company”) hereby establishes the Ideanomics, Inc. Amended and Restated 2010 Equity Incentive Plan (the “Plan”).The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the long-term growth and profitability of the Company. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares as the Administrator may determine.

2.             Definitions. The following definitions will apply to the terms in the Plan:

“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4.

“Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

“Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any of the following events:

(i)       Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; provided however, that for purposes of this subsection (i) any acquisition of securities directly from the Company shall not constitute a Change in Control; or

(ii)       The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii)       A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)       The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

For avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is the change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

“Code” means the Internal Revenue Code of 1986, as amended. Any reference in the Plan to a section of the Code will be a reference to any successor or amended section of the Code.

“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

“Common Stock” means the common stock of the Company.

“Company” means Ideanomics, Inc., a Nevada corporation, or any successor thereto.

“Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

“Director” means a member of the Board.

“Disability” means total and permanent disability as determined by the Administrator in its discretion in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced.

“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)       If the Common Stock is listed on any established stock exchange or a national market system, including without limitation any division or subdivision of the Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)       If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, including without limitation quotation through the over the counter bulletin board (“OTCBB”) quotation service administered by the Financial Industry Regulatory Authority (“FINRA”) , the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)       In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator, and to the extent Section 15 applies (a) with respect to ISOs, the Fair Market Value shall be determined in a manner consistent with Code section 422 or (b) with respect to NSOs or SARs, the Fair Market Value shall be determined in a manner consistent with Code section 409A.

“Fiscal Year” means the fiscal year of the Company.

“Grant Date” means, for all purposes, the date on which the Administrator determines to grant an Award, or such other later date as is determined by the Administrator, provided that the Administrator cannot grant an Award prior to the date the material terms of the Award are established. Notice of the Administrator’s determination to grant an Award will be provided to each Participant within a reasonable time after the Grant Date.

“Incentive Stock Option” or “ISO” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“Nonstatutory Stock Option” or “NSO” means an Option that by its terms does not qualify or is not intended to qualify as an ISO.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means a stock option granted pursuant to the Plan.

“Optioned Shares” means the Common Stock subject to an Option.

“Optionee” means the holder of an outstanding Option.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” means the holder of an outstanding Award.

“Performance Share” means an Award denominated in Shares which may vest in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

“Performance Unit” means an Award which may vest in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

“Period of Restriction” means the period during which Shares of Restricted Stock are subject to forfeiture or restrictions on transfer pursuant to Section 7.

“Plan” means this 2010 Equity Incentive Plan.

“Restricted Stock” means Shares awarded to a Participant which are subject to forfeiture and restrictions on transferability in accordance with Section 7.

“Restricted Stock Unit” means the right to receive one Share at the end of a specified period of time, which right is subject to forfeiture in accordance with Section 8 of the Plan.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

“Section” means a paragraph or section of this Plan.

“Section 16(b)” means Section 16(b) of the Exchange Act.

“Service Provider” means an Employee, Director or Consultant.

“Share” means a share of the Common Stock, as adjusted in accordance with Section 13.

“Stock Appreciation Right” or “SAR” means the right to receive payment from the Company in an amount no greater than the excess of the Fair Market Value of a Share at the date the SAR is exercised over a specified price fixed by the Administrator in the Award Agreement, which shall not be less than the Fair Market Value of a Share on the Grant Date. In the case of a SAR which is granted in connection with an Option, the specified price shall be the Option exercise price.

“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

“Ten Percent Owner” means any Service Provider who is, on the grant date of an ISO, the owner of Shares (determined with application of ownership attribution rules of Code Section 424(d)) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries.

3.             Stock Subject to the Plan.

a.             Stock Subject to the Plan. Subject to the provisions of Section 13, the maximum aggregate number of Shares that may be issued under the Plan is one hundred twenty million (120,000,000) Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

b.            Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited in whole or in part to the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or unissued Shares) which were subject to the Award will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only Shares actually issued pursuant to a SAR will cease to be available under the Plan; all remaining Shares subject to the SARs will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares withheld by the Company to pay the exercise price of an Award or to satisfy tax withholding obligations with respect to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

c.            Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.             Administration of the Plan.

a.             Procedure. The Plan shall be administered by the Board or a Committee (or Committees) appointed by the Board, which Committee shall be constituted to comply with Applicable Laws. If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Administrator and the membership of any committee acting as Administrator the requirements regarding (i) “nonemployee directors” within the meaning of Rule 16b-3 under the Exchange Act; (ii) “independent directors” as described in the listing requirements for any stock exchange on which Shares are listed; and (iii) Section 15(b)(i) of the Plan if the Company pays salaries for which it claims deductions that are subject to the Code section 162(m) limitation on its U.S. tax returns. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible Participants to different committees consisting of two or more members of the Board, subject to such limitations as the Board or the Administrator deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

b.            Powers of the Administrator. Subject to the provisions of the Plan and the approval of any relevant authorities, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

i.              to determine the Fair Market Value;

ii.             to select the Service Providers to whom Awards may be granted hereunder;

iii.            to determine the number of Shares to be covered by each Award granted hereunder;

iv.            to approve forms of agreement for use under the Plan;

v.             to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on continued employment, continued service or performance criteria), any vesting acceleration (whether by reason of a Change of Control or otherwise) or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

vi.           subject to Section 15(c) of the Plan, to reduce, without prior stockholder approval, the exercise price of any Award to the then current Fair Market Value of the Common Stock covered by such Award if the Fair Market Value has declined since the Grant Date;

vii.            to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including the right to construe disputed or doubtful Plan and Award provisions;

viii.          to prescribe, amend and rescind rules and regulations relating to the Plan;

ix.            to modify or amend each Award (subject to Section 19(c)) to the extent any modification or amendment is consistent with the terms of the Plan. The Administrator shall have the discretion to extend the exercise period of Options generally provided the exercise period is not extended beyond the earlier of the original term of the Option or 10 years from the original grant date, or specifically (1) if the exercise period of an Option is extended (but to no more than 10 years from the original grant date) at a time when the exercise price equals or exceeds the fair market value of the Optioned Shares or (2) an Option cannot be exercised because such exercise would violate Applicable Laws, provided that the exercise period is not extended more than 30 days after the exercise of the Option would no longer violate Applicable Laws.

x.             to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 14;

xi.            to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

xii.           to delay issuance of Shares or suspend Participant’s right to exercise an Award as deemed necessary to comply with Applicable Laws

xiii.          to make all other determinations deemed necessary or advisable for administering the Plan.

c.            Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards. Any decision or action taken or to be taken by the Administrator, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the maximum extent permitted by Applicable Laws, be within its absolute discretion (except as otherwise specifically provided in the Plan) and shall be final, binding and conclusive upon the Company, all Participants and any person claiming under or through any Participant.

5.             Eligibility. NSOs, Restricted Stock, Restricted Stock Units, SARs, Performance Units and Performance Shares may be granted to Service Providers. ISOs may be granted as specified in Section 15(a).

6.            Stock Options.

a.             Grant of Options. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator will determine in its sole discretion. For purposes of the foregoing sentence, Service Providers shall include prospective employees or consultants to whom Options are granted in connection with written offers of employment or engagement of services, respectively, with the Company; provided that no Option granted to a prospective employee or consultant may be exercised prior to the commencement of employment or services with the Company. The Administrator may grant NSOs, ISOs, or any combination of the two. ISOs shall be granted in accordance with Section 15(a) of the Plan.

b.             Option Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the type of Option granted, the Option price, the exercise date, the term of the Option, the number of Shares to which the Option pertains, and such other terms and conditions (which need not be identical among Participants) as the Administrator shall determine in its sole discretion. If the Award Agreement does not specify that the Option is to be treated as an ISO, the Option shall be deemed a NSO.

c.             Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be no less than the Fair Market Value per Share on the Grant Date.

d.             Term of Options. The term of each Option will be stated in the Award Agreement. Unless terminated sooner in accordance with the remaining provisions of this Section 6, each Option shall expire either ten (10) years after the Grant Date, or after a shorter term as may be fixed by the Board.

e.             Time and Form of Payment.

i.              Exercise Date. Each Award Agreement shall specify how and when Shares covered by an Option may be purchased. The Award Agreement may specify waiting periods, the dates on which Options become exercisable or “vested” and, subject to the termination provisions of this section, exercise periods. The Administrator may accelerate the exercisability of any Option or portion thereof.

ii.              Exercise of Option. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (1) notice of exercise (in such form as the Administrator specify from time to time) from the person entitled to exercise the Option, and (2) full payment for the Shares with respect to which the Option is exercised (together with all applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan (together with all applicable withholding taxes). Shares issued upon exercise of an Option will be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13.

iii.            Payment. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

(1)                cash;

(2)                check;

(3)                to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, a promissory note;

(4)                other Shares, provided Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised;

(5)                to the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, in accordance with any broker-assisted cashless exercise procedures approved by the Company and as in effect from time to time;

(6)                by asking the Company to withhold Shares from the total Shares to be delivered upon exercise equal to the number of Shares having a value equal to the aggregate Exercise Price of the Shares being acquired;

(7)                any combination of the foregoing methods of payment; or

(8)                such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

f.              Forfeiture of Options. All unexercised Options shall be forfeited to the Company in accordance with the terms and conditions set forth in the Award Agreement and again will become available for grant under the Plan.

7.             Restricted Stock.

a.             Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.             Restricted Stock Award Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

c.             Vesting Conditions and Other Terms.

i.              Vesting Conditions. The Administrator, in its sole discretion, may impose such conditions on the vesting of Shares of Restricted Stock as it may deem advisable or appropriate, including but not limited to, achievement of Company- wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. The Administrator may, in its discretion, also provide for such complete or partial exceptions to an employment or service restriction as it deems equitable.

ii.             Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

iii.            Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator determines otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

iv.            Transferability. Except as provided in this Section, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

d.            Removal of Restrictions. All restrictions imposed on Shares of Restricted Stock shall lapse and the Period of Restriction shall end upon the satisfaction of the vesting conditions imposed by the Administrator. Vested Shares of Restricted Stock will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine, but in no event later than the 15th day of the third month following the end of the year in which vesting occurred.

e.             Forfeiture of Restricted Stock. On the date set forth in the Award Agreement, the Shares of Restricted Stock for which restrictions have not lapsed will be forfeited and revert to the Company and again will become available for grant under the Plan.

8.             Restricted Stock Units.

a.             Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.             Restricted Stock Units Award Agreement. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the number of Restricted Stock Units granted, vesting criteria, form of payout, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c.             Vesting Conditions. The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion. At any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

d.             Time and Form of Payment. Upon satisfaction of the applicable vesting conditions, payment of vested Restricted Stock Units shall occur in the manner and at the time provided in the Award Agreement, but in no event later than the 15th day of the third month following the end of the year in which vesting occurred. Except as otherwise provided in the Award Agreement, Restricted Stock Units may be paid in cash, Shares, or a combination thereof at the sole discretion of the Administrator. Restricted Stock Units that are fully paid in cash will not reduce the number of Shares available for issuance under the Plan.

e.              Forfeiture of Restricted Stock Units. All unvested Restricted Stock Units shall be forfeited to the Company on the date set forth in the Award Agreement and again will become available for grant under the Plan.

9.             Stock Appreciation Rights.

a.             Grant of SARs. Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant SARs to Service Providers in such amounts as the Administrator will determine in its sole discretion.

b.            Award Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares underlying the SAR grant, the term of the SAR, the conditions of exercise, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c.             Exercise Price and Other Terms. The per Share exercise price for the exercise of an SAR will be no less than the Fair Market Value per Share on the Grant Date.

d.             Time and Form of Payment of SAR Amount. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount no greater than: (i) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times (ii) the number of Shares with respect to which the SAR is exercised. An Award Agreement may provide for a SAR to be paid in cash, Shares of equivalent value, or a combination thereof.

e.             Forfeiture of SARs. All unexercised SARs shall be forfeited to the Company in accordance with the terms and conditions set forth in the Award Agreement and again will become available for grant under the Plan.

10.           Performance Units and Performance Shares.

a.             Grant of Performance Units and Performance Shares. Performance Units or Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

b.             Award Agreement. Each Award of Performance Units and Shares will be evidenced by an Award Agreement that will specify the initial value, the Performance Period, the number of Performance Units or Performance Shares granted, and such other terms and conditions (which need not be identical among Participants) as the Administrator will determine in its sole discretion.

c.             Value of Performance Units and Performance Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the Grant Date. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the Grant Date.

d.             Vesting Conditions and Performance Period. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals or any other basis determined by the Administrator in its discretion.

e.              Time and Form of Payment. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares will be entitled to receive a payout of the number of vested Performance Units or Performance Shares by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. Vested Performance Units or Performance Shares will be paid as soon as practicable after the expiration of the applicable Performance Period, but in no event later than the 15th day of the third month following the end of the year the applicable Performance Period expired. An Award Agreement may provide for the satisfaction of Performance Unit or Performance Share Awards in cash or Shares (which have an aggregate Fair Market Value equal to the value of the vested Performance Units or Performance Shares at the close of the applicable Performance Period) or in a combination thereof.

f.              Forfeiture of Performance Units and Performance Shares. All unvested Performance Units or Performance Shares will be forfeited to the Company on the date set forth in the Award Agreement, and again will become available for grant under the Plan.

11.           Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise or as required by Applicable Laws, vesting of Awards will be suspended during any unpaid leave of absence. An Employee will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary.

12.          Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

13.          Adjustments; Dissolution or Liquidation; Merger or Change in Control.

a.             Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall appropriately adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award.

b.            Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

c.             Change in Control. In the event of a merger or Change in Control, any or all outstanding Awards may be assumed by the successor corporation, which assumption shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to vesting requirements and repurchase restrictions no less favorable to the Participant than those in effect prior to the merger or Change in Control.

In the event that the successor corporation does not assume or substitute for the Award, unless the Administrator provides otherwise, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or SAR is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or SAR will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or SAR will terminate upon the expiration of such period.

For the purposes of this Section 13(c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a SAR upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or SAR or upon the payout of a Restricted Stock Unit, Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Restricted Stock Units and Performance Units, the number of implied shares determined by dividing the value of the Restricted Stock Units and Performance Units, as applicable, by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

14.           Tax Withholding.

a.            Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes required by Applicable Laws to be withheld with respect to such Award (or exercise thereof).

b.             Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

15.           Provisions Applicable In the Event the Company or the Service Provider is Subject to U.S. Taxation.

a.             Grant of Incentive Stock Options. If the Administrator grants Options to Employees subject to U.S. taxation, the Administrator may grant such Employee an ISO and the following terms shall also apply:

i.               Maximum Amount. Subject to the provisions of Section 13, to the extent consistent with Section 422 of the Code, not more than an aggregate of one hundred twenty million (120,000,000) Shares may be issued as ISOs under the Plan.

ii.              General Rule. Only Employees shall be eligible for the grant of ISOs.

iii.            Continuous Employment. The Optionee must remain in the continuous employ of the Company or its Subsidiaries from the date the ISO is granted until not more than three months before the date on which it is exercised. A leave of absence approved by the Company may exceed ninety (90) days if reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave any ISO held by the Optionee will cease to be treated as an ISO.

iv.            Award Agreement.

(1)                The Administrator shall designate Options granted as ISOs in the Award Agreement. Notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), Options will not qualify as an ISO. For purposes of this section, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(2)                The Award Agreement shall specify the term of the ISO. The term shall not exceed ten (10) years from the Grant Date or five (5) years from the Grant Date for Ten Percent Owners.

(3)                The Award Agreement shall specify an exercise price of not less than the Fair Market Value per Share on the Grant Date or one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date for Ten Percent Owners.

(4)                The Award Agreement shall specify that an ISO is not transferable except by will, beneficiary designation or the laws of descent and distribution.

v.            Form of Payment. The consideration to be paid for the Shares to be issued upon exercise of an ISO, including the method of payment, shall be determined by the Administrator at the time of grant in accordance with Section 6(e)(iii).

vi.            “Disability”, for purposes of an ISO, means total and permanent disability as defined in Section 22(e)(3) of the Code.

vii.           Notice. In the event of any disposition of the Shares acquired pursuant to the exercise of an ISO within two years from the Grant Date or one year from the exercise date, the Optionee will notify the Company thereof in writing within thirty (30) days after such disposition. In addition, the Optionee shall provide the Company with such information as the Company shall reasonably request in connection with determining the amount and character of Optionee’s income, the Company’s deduction, and the Company’s obligation to withhold taxes or other amounts incurred by reason of a disqualifying disposition, including the amount thereof.

b.             Performance-based Compensation. If the Company pays salaries for which it claims deductions that are subject to the Code section 162(m) limitation on its U.S. tax returns, then the following terms shall be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Code Section 162(m):

i.              Outside Directors. The Board shall consider in selecting the Administrator and the membership of any committee acting as Administrator the provisions regarding “outside directors” within the meaning of Code Section 162(m).

ii.             Maximum Amount.

(1)                Subject to the provisions of Section 13, the maximum number of Shares that can be awarded to any individual Participant in the aggregate in any one fiscal year of the Company is one hundred million (100,000,000) Shares;

(2)                For Awards denominated in Shares and satisfied in cash, the maximum Award to any individual Participant in the aggregate in any one fiscal year of the Company is the Fair Market Value of fifty million (50,000,000) Shares on the Grant Date; and

(3)                The maximum amount payable pursuant to any cash Awards to any individual Participant in the aggregate in any one fiscal year of the Company is the Fair Market Value of fifty million (50,000,000) Shares on the Grant Date.

iii.           Performance Criteria. All performance criteria must be objective and be established in writing prior to the beginning of the performance period or at later time as permitted by Code Section 162(m). Performance criteria may include alternative and multiple performance goals and may be based on one or more business and/or financial criteria. In establishing the performance goals, the Committee in its discretion may include one or any combination of the following criteria in either absolute or relative terms, for the Company or any Subsidiary:

(1)                Increased revenue;

(2)                Net income measures (including but not limited to income after capital costs and income before or after taxes);

(3)                Stock price measures (including but not limited to growth measures and total stockholder return);

(4)                Market share;

(5)                Earnings per Share (actual or targeted growth);

(6)                Earnings before interest, taxes, depreciation, and amortization (“EBITDA”);

(7)                Cash flow measures (including but not limited to net cash flow and net cash flow before financing activities);

(8)                Return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity);

(9)                Operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes, and production efficiency);

(10)             Expense measures (including but not limited to overhead cost and general and administrative expense);

(11)             Margins;

(12)             Stockholder value;

(13)             Total stockholder return;

(14)             Proceeds from dispositions;

(15)             Production volumes;

(16)             Total market value; and

(17)             Corporate values measures (including but not limited to ethics compliance, environmental, and safety).

c.             Stock Options and SARs Exempt from Code section 409A. If the Administrator grants Options or SARs to Employees subject to U.S. taxation the Administrator may not modify or amend the Options or SARs to the extent that the modification or amendment adds a feature allowing for additional deferral within the meaning of Code section 409A.

16.          No Effect on Employment or Service. Neither the Plan nor any Award will confer upon any Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company or any Parent or Subsidiary of the Company, nor will they interfere in any way with the Participant's right or the Company's or its Parent’s or Subsidiary’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17.           Effective Date. The Plan’s effective date is the date on which it is adopted by the Board, so long as it is approved by the Company’s stockholders at any time within 12 months of such adoption. Upon approval of the Plan by the stockholders of the Company, all Awards issued pursuant to the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year before or after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

18.           Term of Plan. The Plan will terminate 10 years following the earlier of (i) the date it was adopted by the Board or (ii) the date it became effective upon approval by stockholders of the Company, unless sooner terminated by the Board pursuant to Section 19.

19.           Amendment and Termination of the Plan.

a.             Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

b.            Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

c.              Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20.           Conditions Upon Issuance of Shares.

a.             Legal Compliance. The Administrator may delay or suspend the issuance and delivery of Shares, suspend the exercise of Options or SARs, or suspend the Plan as necessary to comply Applicable Laws. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

b.             Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21.           Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22.           Exchange Programs. The Administrator may authorize the Company, without prior stockholder approval, to institute one or more Exchange Programs. An Exchange Program may, at the discretion of the Administrator, be offered to individual Participants selected by the Administrator on a case-by-case basis, or to a class of Participants identified by the Administrator. The terms and conditions of any Exchange Program will be determined by the Administrator in its sole discretion, not inconsistent with the terms of the Plan, including without limitation, Section 15(c); provided however, that no Exchange Program may adversely affect the rights of a Participant under an outstanding Award unless the Participant consents in writing to be bound by the terms and conditions of the Exchange Program.

23.           Substitution and Assumption of Awards. The Administrator may make Awards under the Plan that assume, substitute or replace performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including a Parent or Subsidiary), if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Company (and/or its Parent or Subsidiary) and such other entity (and/or its affiliate). The Administrator may also cause the Plan to assume an equity-based award granted by the Company prior to the adoption and approval of the Plan or substitute or replace such prior award with a similar type of Award under this Plan. Notwithstanding any provision of the Plan (other than the maximum number of shares of Common Stock that may be issued under the Plan), ,(i) in the case of an Award that assumes, substitutes or replaces an award of another entity pursuant to a corporate transaction, such Award shall be subject to the same terms and conditions as the original award, with such adjustments or modifications as the Administrator deems necessary and appropriate to give effect to the relevant provisions of any agreement entered into in connection with the such corporate transaction or (ii) in the case of an Award that assumes, substitutes or replaces a prior Company award, such Award shall be subject to the same terms and conditions as the original award, except to the extent that any such term or condition is inconsistent with the Plan, in which event the terms of the Plan shall control. Notwithstanding the foregoing, in no event may the assumption, substitution or replacement of a prior Company award with an Award under the Plan adversely affect the Participant’s rights under the prior Company award unless the Participant consents in writing to such assumption, substitution or replacement. Shares issued pursuant to assumed, substituted or replaced awards shall count against the total number of shares authorized to be issued under the Plan pursuant to Section 3.

24.           Governing Law. The Plan and all Agreements shall be construed in accordance with and governed by the laws of the State of Nevada.

Appendix B

AMENDED AND RESTATED

STANDBY EQUITY PURCHASE AGREEMENT

THIS AMENDED AND RESTATED STANDBY EQUITY PURCHASE AGREEMENT (this “Agreement”) dated as of September 14, 2022 is made by and between YA II PN, LTD., a Cayman Islands exempt limited partnership (the “Investor”), and IDEANOMICS, INC., a company incorporated under the laws of the State of Nevada (the “Company”).

WHEREAS, the parties entered into a standby equity purchase agreement on September 1, 2022 (the “Original Agreement”), which shall be amended and restated in its entirety by this Agreement as of the date hereof.

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall have the right to issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company, up to one hundred fifty million of the Company’s shares of common stock, par value $0.001 per share (the “Common Shares”); and

WHEREAS, the Common Shares are listed for trading on the Nasdaq Stock Market under the symbol “IDEX;” and

WHEREAS, the offer and sale of the Common Shares issuable hereunder will be made in reliance upon Section 4(a)(2) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the transactions to be made hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

Article I. Certain Definitions

Section 1.01               “Additional Shares” shall have the meaning set forth in Section 2.01(d)(ii).

Section 1.02               “Adjusted Advance Amount” shall have the meaning set forth in Section 2.01(d)(i).

Section 1.03               “Advance Date” shall mean the 1st Trading Day after expiration of the applicable Pricing Period for each Advance.

Section 1.04               “Advance Notice” shall mean a written notice in the form of Exhibit A attached hereto to the Investor executed by an officer of the Company and setting forth the amount of an Advance that the Company desires to issue and sell to the Investor.

Section 1.05               “Advance Notice Date” shall mean each date the Company delivers (in accordance with Section 2.01(b) of this Agreement) to the Investor an Advance Notice, subject to the terms of this Agreement.

Section 1.06               “Advance Shares” shall mean the number of Common Shares that the Company desires to issue and sell to the Investor as requested by the Company in an Advance Notice.

Section 1.07               “Advances” shall mean any issuance and sale from the Company to the Investor pursuant to Article II hereof.

Section 1.08               “Agreement” shall have the meaning set forth in the preamble of this Agreement.

Section 1.09               “Applicable Laws” shall mean all applicable laws, statutes, rules, regulations, orders, executive orders, directives, policies, guidelines and codes having the force of law, whether local, national, or international, as amended from time to time, including without limitation (i) all applicable laws that relate to money laundering, terrorist financing, financial record keeping and reporting, (ii) all applicable laws that relate to anti-bribery, anti-corruption, books and records and internal controls, including the United States Foreign Corrupt Practices Act of 1977, and (iii) any Sanctions laws.

Section 1.10               “Black Out Period” shall have the meaning set forth in Section 6.02.

Section 1.11               “Closing” shall have the meaning set forth in Section 2.02.

Section 1.12               “Commitment Amount” shall mean one hundred fifty million Common Shares, provided that, the Company shall not affect any sales under this Agreement and the Investor shall not have the obligation to purchase Common Shares under this Agreement to the extent (but only to the extent) that after giving effect to such purchase and sale the aggregate number of Common Shares (a) issued under this Agreement and (b) issued pursuant to the Amended and Restated Convertible Debenture, dated August 29, 2022, by and between the Investor and the Company would exceed 19.9% of the outstanding Common Shares as of the date of this Agreement (the “Exchange Cap”) provided further that, the Exchange Cap will not apply if the average price of all applicable sales of Common Shares under this Agreement (including any Commitment Shares in the number of shares sold for these purposes) equals or exceeds $0.591 per share (which represents the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) on the Trading Day immediately preceding the date of this Agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five Trading Days immediately preceding the date of this Agreement).

Section 1.13               “Commitment Shares” shall have the meaning set forth in Section 12.04

Section 1.14               “Commitment Period” shall mean the period commencing on the date hereof and expiring upon the date of termination of this Agreement in accordance with Section 10.01.

Section 1.15               “Common Shares” shall have the meaning set forth in the recitals of this Agreement.

Section 1.16               “Company” shall have the meaning set forth in the preamble of this Agreement.

Section 1.17               “Company Indemnitees” shall have the meaning set forth in Section 5.02.

Section 1.18               “Condition Satisfaction Date” shall have the meaning set forth in Section 7.01.

Section 1.19               “Environmental Laws” shall have the meaning set forth in Section 4.13.

Section 1.20               “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Section 1.21               “Exchange Cap” shall have the meaning set forth in Section 1.12

Section 1.22               “Excluded Day” shall have the meaning set forth in Section 2.01(d)(i).

Section 1.23               “Hazardous Materials” shall have the meaning set forth in Section 4.13.

Section 1.24               “Indemnified Liabilities” shall have the meaning set forth in Section 5.01.

Section 1.25               “Investor” shall have the meaning set forth in the preamble of this Agreement.

Section 1.26               “Investor Indemnitees” shall have the meaning set forth in Section 5.01.

Section 1.27               “Market Price” shall mean the lowest daily VWAP of the Common Shares during the Pricing Period, other than the daily VWAP on any Excluded Days.

1 NTD: Reference price as determined by Nasdaq Rules.

Section 1.28               “Material Adverse Effect” shall mean any event, occurrence or condition that has had or would reasonably be expected to have (i) a material adverse effect on the legality, validity or enforceability of this Agreement or the transactions contemplated herein, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement.

Section 1.29               “Material Outside Event” shall have the meaning set forth in Section 6.08.

Section 1.30               “Maximum Advance Shares” in respect of each Advance Notice means 5,000,000 Common Shares.

Section 1.31               “Minimum Acceptable Price” or “MAP” shall mean the minimum price notified by the Company to the Investor in each Advance Notice, if applicable.

Section 1.32               “OFAC” shall have the meaning set forth in Section 4.28.

Section 1.33               “Ownership Limitation” shall have the meaning set forth in Section 2.01(c)(i).

Section 1.34               “Person” shall mean an individual, a corporation, a partnership, a limited liability company, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Section 1.35               “Plan of Distribution” shall mean the section of a Registration Statement disclosing the plan of distribution of the Shares.

Section 1.36               “Pricing Period” shall mean the three (3) consecutive Trading Days commencing on the Advance Notice Date.

Section 1.37               “Principal Market” shall mean the Nasdaq Global Select Market; provided however, that in the event the Company’s Common Shares are ever listed or traded on the New York Stock Exchange, the NYSE American, the Nasdaq Global Market, or the Nasdaq Capital Market, then the “Principal Market” shall mean such other market or exchange on which the Company’s Common Shares are then listed or traded.

Section 1.38               “Prospectus” means any prospectus (including, without limitation, all amendments and supplements thereto) used in connection with a Registration Statement.

Section 1.39               “Prospectus Supplement” shall mean any prospectus supplement to a Prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act, including, without limitation, any Prospectus Supplement to be filed in accordance with 0 hereof.

Section 1.40               “Purchase Price” shall mean the price per Share obtained by multiplying the Market Price by 95%.

Section 1.41               “Registrable Securities” shall mean (i) the Shares, and (ii) any securities issued or issuable with respect to any of the foregoing by way of exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

Section 1.42               “Registration Limitation” shall have the meaning set forth in Section 2.01(c)(ii).

Section 1.43               “Registration Statement” shall mean a registration statement on Form S-1 or Form S-3 or on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

Section 1.44               “Regulation D” shall mean the provisions of Regulation D promulgated under the Securities Act.

Section 1.45               “Sanctions” shall have the meaning set forth in Section 4.28.

Section 1.46               “Sanctioned Countries” shall have the meaning set forth in Section 4.28.

Section 1.47               “SEC” shall mean the U.S. Securities and Exchange Commission.

Section 1.48               “SEC Documents” shall have the meaning set forth in Section 4.05.

Section 1.49               “Securities Act” shall have the meaning set forth in the recitals of this Agreement.

Section 1.50               “Settlement Document” shall have the meaning set forth in Section 2.02(a).

Section 1.51               “Shares” shall mean the Commitment Shares and the Common Shares to be issued from time to time hereunder pursuant to an Advance.

Section 1.52               “Subsidiaries” shall have the meaning set forth in Section 4.01.

Section 1.53               “Trading Day” shall mean any day during which the Principal Market shall be open for business.

Section 1.54               “Transaction Documents” shall have the meaning set forth in Section 4.02.

Section 1.55               “Variable Rate Transaction” shall mean a transaction in which the Company (i) issues or sells any equity or debt securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional Common Shares either (A) at a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Shares at any time after the initial issuance of such equity or debt securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such equity or debt security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Shares (including, without limitation, any “full ratchet” or “weighted average” anti-dilution provisions, but not including any standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), (ii) issues or sells any equity or debt securities either (A) at a price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Shares (other than standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), or (B) that are subject to or contain any put, call, redemption, buy-back, price-reset or other similar provision or mechanism (including, without limitation, a “Black-Scholes” put or call right, other than in connection with a “fundamental transaction”) that provides for the issuance of additional equity securities of the Company or the payment of cash by the Company, or (iii) enters into any agreement, including, but not limited to, an “equity line of credit” or “at the market offering” or other continuous offering or similar offering of Common Shares, whereby the Company may sell Common Shares at a future determined price.

Section 1.56               “VWAP” means, for any Trading Day, the daily volume weighted average price of the Common Shares for such Trading Day on the Principal Market during regular trading hours as reported by Bloomberg L.P.

Article II. Advances

Section 2.01           Advances; Mechanics. Upon the terms and subject to the conditions of this Agreement, during the Commitment Period, the Company, at its sole discretion, shall have the right, but not the obligation, to issue and sell to the Investor, and the Investor shall purchase from the Company, Common Shares by the delivery to the Investor of Advance Notices as provided herein.

(a)            Advance Notice. At any time during the Commitment Period the Company may require the Investor to purchase Shares by delivering an Advance Notice to the Investor, subject to the satisfaction of all the conditions set forth in Section 7.01, and in accordance with the following provisions:

(i)            The Company shall, in its sole discretion, select the Advance Shares, not to exceed the Maximum Advance Amount, it desires to issue and sell to the Investor in each Advance Notice and the time it desires to deliver each Advance Notice.

(ii)           There shall be no mandatory minimum Advances and no non-usages fee for not utilizing the Commitment Amount or any part thereof.

(b)           Date of Delivery of Advance Notice. Advance Notices shall be delivered in accordance with the instructions set forth on the bottom of Exhibit A. An Advance Notice shall be deemed delivered on (i) the day it is received by the Investor if such notice is received by email on or before 8:30 a.m. Eastern Time (or later if waived by the Investor in its sole discretion), or (ii) the immediately succeeding day if it is received by email after 8:30 a.m. Eastern Time, in each case in accordance with the instructions set forth on the bottom of Exhibit A.

(c)           Advance Limitations. Regardless of the number of Advance Shares requested by the Company in the Advance Notice, the final number of Shares to be issued and sold pursuant to an Advance Notice shall be reduced (if at all) in accordance with each of the following limitations:

(i)             Ownership Limitation; Commitment Amount. At the request of the Company, the Investor will inform the Company of the amount of shares the Investor currently beneficially owns. Notwithstanding anything to the contrary contained in this Agreement, the Investor shall not be obligated to purchase or acquire, and shall not purchase or acquire, any Common Shares under this Agreement which, when aggregated with all other Common Shares beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the beneficial ownership by the Investor and its affiliates (on an aggregated basis) to exceed 4.99% of the then outstanding voting power or number of Common Shares (the “Ownership Limitation”). Upon the written request of the Investor, the Company shall promptly (but no later than the next business day on which the transfer agent for the Common Shares is open for business) confirm orally or in writing to the Investor the number of Common Shares then outstanding. In connection with each Advance Notice delivered by the Company, any portion of the Advance that would (i) cause the Investor to exceed the Ownership Limitation or (ii) cause the aggregate number of Shares issued and sold to the Investor hereunder to exceed the Commitment Amount shall automatically be withdrawn with no further action required by the Company, and such Advance Notice shall be deemed automatically modified to reduce the number of Advance Shares requested by an amount equal to such withdrawn portion; provided that in the event of any such automatic withdrawal and automatic modification, the Investor will promptly notify the Company of such event.

(ii)           Registration Limitation. In no event shall an Advance exceed the amount registered under the Registration Statement then in effect (the “Registration Limitation”) or the Exchange Cap, to the extent applicable. In connection with each Advance Notice, any portion of an Advance that would exceed the Registration Limitation or the Exchange Cap shall automatically be withdrawn with no further action required by the Company and such Advance Notice shall be deemed automatically modified to reduce the aggregate number of Advance Shares requested Advance by an amount equal to such withdrawn portion in respect of each Advance Notice; provided that in the event of any such automatic withdrawal and automatic modification, the Investor will promptly notify the Company of such event.

(d)           Minimum Acceptable Price.

(i)            With respect to each Advance Notice, the Company may notify the Investor of the MAP with respect to such Advance by indicating a MAP on such Advance Notice. If no MAP is specified in an Advance Notice, then no MAP shall be in effect in connection with such Advance. Each Trading Day during a Pricing Period for which (A) with respect to each Advance Notice with a MAP, the VWAP of the Common Shares is below the MAP in effect with respect to such Advance Notice, or (B) there is no VWAP (each such day, an “Excluded Day”), shall result in an automatic reduction to the number of the Advance Shares set forth in such Advance Notice by one-third (the resulting amount of each Advance being the “Adjusted Advance Amount”), and each Excluded Day shall be excluded from the Pricing Period for purposes of determining the Market Price.

(ii)           The total Shares in respect of each Advance (after reductions have been made to arrive at the Adjusted Advance Amount, if any) shall be automatically increased by such number of Common Shares (the “Additional Shares”) equal to the number of Common Shares sold by the Investor on such Excluded Day, if any, and the price paid per share for each Additional Share shall be equal to the MAP in effect with respect to such Advance Notice (without any further discount), provided that this increase shall not cause the total Advance to exceed the amount set forth in the original Advance Notice or any limitations set forth in Section 2.01(c).

(e)           Notwithstanding any other provision in this Agreement, the Company and the Investor acknowledge and agree that upon the Investor’s receipt of a valid Advance Notice the parties shall be deemed to have entered into an unconditional contract binding on both parties for the purchase and sale of Shares pursuant to such Advance Notice in accordance with the terms of this Agreement and (i) subject to Applicable Laws and (ii) subject to Section 3.08 (Trading Activities), the Investor may sell Common Shares during the Pricing Period.

Section 2.02          Closings. The closing of each Advance and each sale and purchase of Advance Shares (each, a “Closing”) shall take place as soon as practicable on or after each Advance Date in accordance with the procedures set forth below. The parties acknowledge that the Purchase Price will not be known at the time the Advance Notice is delivered (at which time the Investor is irrevocably bound) but shall be determined on each Closing based on the daily prices of the Common Shares that are the inputs to the determination of the Purchase Price as set forth further below. In connection with each Closing, the Company and the Investor shall fulfill each of its obligations as set forth below:

(a)           On each Advance Date, the Investor shall deliver to the Company a written document, in the form attached hereto as Exhibit B (each a “Settlement Document”), setting forth the final number of Shares to be purchased by the Investor (taking into account any adjustments pursuant to Section 2.01), the Market Price, the Purchase Price, the aggregate proceeds to be paid by the Investor to the Company, and a report by Bloomberg, L.P. indicating the VWAP for each of the Trading Days during the Pricing Period (or, if not reported on Bloomberg, L.P., another reporting service reasonably agreed to by the parties), in each case in accordance with the terms and conditions of this Agreement. The final number of Shares to be purchased by the Investor at the Closing for such Advance shall equal the sum of (i) the Adjusted Advance Amount which shall be purchased at the Purchase Price, plus (ii) the aggregate number of Additional Shares elected to be purchased by the Investor on Excluded Days during such Pricing Period (as contemplated by Section 2.01(d)(ii)) which shall be purchased at the applicable MAP.

(b)           Promptly after receipt of the Settlement Document with respect to each Advance (and, in any event, not later than one Trading Day after such receipt), the Company will, or will cause its transfer agent to, electronically transfer such number of Shares to be purchased by the Investor (as set forth in the Settlement Document) by crediting the Investor’s account or its designee’s account at The Depository Trust Company through its Deposit Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto, and transmit notification to the Investor that such share transfer has been requested. Promptly upon receipt of such notification, the Investor shall pay to the Company the aggregate purchase price of the Shares (as set forth in the Settlement Document) in cash in immediately available funds to an account designated by the Company in writing and transmit notification to the Company that such funds transfer has been requested. No fractional shares shall be issued, and any fractional amounts shall be rounded to the next higher whole number of shares. To facilitate the transfer of the Common Shares by the Investor, the Common Shares will not bear any restrictive legends so long as there is an effective Registration Statement covering such Common Shares (it being understood and agreed by the Investor that notwithstanding the lack of restrictive legends, the Investor may only sell such Common Shares pursuant to the Plan of Distribution set forth in the prospectus included in the Registration Statement and otherwise in compliance with the requirements of the Securities Act (including any applicable prospectus delivery requirements) or pursuant to an available exemption).

(c)           On or prior to the Advance Date, each of the Company and the Investor shall deliver to the other all documents, instruments and writings expressly required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein.

(d)           Notwithstanding anything to the contrary in this Agreement, if on any day during the Pricing Period (i) the Company notifies Investor that a Material Outside Event has occurred, or (ii) the Company notifies the Investor of a Black Out Period, the parties agree that the pending Advance shall end and the final number of Shares to be purchased by the Investor at the Closing for such Advance shall be equal to the number of Common Shares sold by the Investor during the applicable Pricing Period prior to the notification from the Company of a Material Outside Event or Black Out Period.

Section 2.03           Hardship.

(a)           In the event the Investor sells Common Shares of the Company after receipt of an Advance Notice and the Company fails to perform its obligations as mandated in Section 2.02, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Article V hereto and in addition to any other remedy to which the Investor is entitled at law or in equity, including, without limitation, specific performance, it will hold the Investor harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and acknowledges that irreparable damage may occur in the event of any such default. It is accordingly agreed that the Investor shall be entitled to an injunction or injunctions to prevent such breaches of this Agreement and to specifically enforce (subject to the Securities Act and other rules of the Principal Market), without the posting of a bond or other security, the terms and provisions of this Agreement.

(b)           In the event the Company provides an Advance Notice and the Investor fails to perform its obligations as mandated in Section 2.02, the Investor agrees that in addition to and in no way limiting the rights and obligations set forth in Article V hereto and in addition to any other remedy to which the Company is entitled at law or in equity, including, without limitation, specific performance, it will hold the Company harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Investor and acknowledges that irreparable damage may occur in the event of any such default. It is accordingly agreed that the Company shall be entitled to an injunction or injunctions to prevent such breaches of this Agreement and to specifically enforce (subject to the Securities Act and other rules of the Principal Market), without the posting of a bond or other security, the terms and provisions of this Agreement.

Section 2.04         Completion of Resale Pursuant to the Registration Statement. After the Investor has purchased the full Commitment Amount and has completed the subsequent resale of the full Commitment Amount pursuant to the Registration Statement, Investor will notify the Company that all subsequent resales are completed, and the Company will be under no further obligation to maintain the effectiveness of the Registration Statement. The Company also shall have no further obligation to maintain the effectiveness of the Registration Statement after the 180th day following the earlier to occur of the latest Closing that has occurred or the termination of this Agreement in accordance with its terms.

Article III. Representations and Warranties of Investor

The Investor hereby makes the following representations, warranties and covenants to the Company:

Section 3.01          Organization and Authorization. The Investor is duly organized, validly existing and in good standing under the laws of the Cayman Islands and has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, including all transactions contemplated, and to purchase or acquire Shares in accordance with the terms hereof. The decision to invest and the execution and delivery of this Agreement by the Investor, the performance by the Investor of its obligations hereunder and the consummation by the Investor of the transactions contemplated hereby have been duly authorized and require no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments on behalf of the Investor or its shareholders. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

Section 3.02          Evaluation of Risks. The Investor has such knowledge and experience in financial, tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Common Shares of the Company and of protecting its interests in connection with the transactions contemplated hereby. The Investor acknowledges and agrees that its investment in the Company involves a high degree of risk, and that the Investor may lose all or a part of its investment.

Section 3.03          No Legal, Investment or Tax Advice from the Company. The Investor acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of the Company’s representatives or agents for legal, tax, investment or other advice with respect to the Investor’s acquisition of Common Shares hereunder, the transactions contemplated by this Agreement or the laws of any jurisdiction, and the Investor acknowledges that the Investor may lose all or a part of its investment.

Section 3.04               Investment Purpose. The Investor is acquiring the Common Shares for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, in violation of the Securities Act or any applicable state securities laws; provided, however, that by making the representations herein, the Investor does not agree, or make any representation or warranty, to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with, or pursuant to, a registration statement filed pursuant to this Agreement or an applicable exemption under the Securities Act. The Investor does not presently have any agreement or understanding, directly or indirectly, with any Person to sell or distribute any of the Shares. The Investor is acquiring the Shares hereunder in the ordinary course of its business. The Investor acknowledges that it will be disclosed as an “underwriter” and a “selling stockholder” in each Registration Statement and in any prospectus contained therein to the extent required by applicable law and to the extent the prospectus is related to the resale of Registrable Securities.

Section 3.05               Accredited Investor. The Investor is an “accredited investor” as that term is defined in Rule 501(a)(3) of Regulation D.

Section 3.06               Information. The Investor and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information the Investor deemed material to making an informed investment decision. The Investor and its advisors (and its counsel), if any, have been afforded the opportunity to ask questions of the Company and its management and have received answers to such questions. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors (and its counsel), if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement. The Investor acknowledges and agrees that the Company has not made to the Investor, and the Investor acknowledges and agrees it has not relied upon, any representations and warranties of the Company, its employees or any third party other than the representations and warranties of the Company contained in this Agreement. The Investor understands that its investment involves a high degree of risk. The Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to the transactions contemplated hereby.

Section 3.07               Not an Affiliate. The Investor is not an officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any “affiliate” of the Company (as that term is defined in Rule 405 promulgated under the Securities Act).

Section 3.08               No Prior Short Sales. At no time prior to the date of this Agreement has the Investor, its sole member, any of their respective officers, or any entity managed or controlled by the Investor or its sole member, engaged in or effected, in any manner whatsoever, directly or indirectly, for its own principal account, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Shares or (ii) hedging transaction, which establishes a net short position with respect to the Common Shares that remains in effect as of the date of this Agreement.

Section 3.09               Resale of Shares. The Investor represents, warrants and covenants that it will resell the Shares only pursuant to the Registration Statement in which the resale of such Shares is registered under the Securities Act, in a manner described under the caption “Plan of Distribution” in such Registration Statement, and in a manner in compliance with all applicable federal and state securities laws, rules and regulations, or pursuant to an exception for the registration provisions of the Securities Act, if applicable.

Section 3.10               General Solicitation. The Investor is not purchasing or acquiring the Shares as a result of any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares.

Article IV. Representations and Warranties of the Company

Except as set forth in the SEC Documents, or in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or warranty otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules or in another Section of the Disclosure Schedules, to the extent that it is reasonably apparent on the face of such disclosure that such disclosure is applicable to such Section, the Company represents and warrants to the Investor that, as of the date hereof, each Advance Notice Date and each Advance Date (other than representations and warranties which address matters only as of a certain date, which shall be true and correct as written as of such certain date), that:

Section 4.01               Organization and Qualification. Each of the Company and its Subsidiaries (as defined below) is an entity duly organized and validly existing under the laws of their respective jurisdiction of organization, and has the requisite power and authority to own its properties and to carry on its business as now being conducted. Each of the Company and its Subsidiaries is duly qualified to do business and is in good standing (to the extent applicable) in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. “Subsidiaries” means any Person (as defined below) in which the Company, directly or indirectly, (x) owns a majority of the outstanding capital stock or holds a majority equity or similar interest of such Person or (y) controls or operates all or substantially all of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

Section 4.02               Authorization, Enforcement, Compliance with Other Instruments. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Shares in accordance with the terms hereof and thereof. The execution and delivery by the Company of this Agreement and the other Transaction Documents, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares) have been or (with respect to consummation) will be duly authorized by the Company’s board of directors and no further consent or authorization will be required by the Company, its board of directors or its shareholders. This Agreement and the other Transaction Documents to which it is a party have been (or, when executed and delivered, will be) duly executed and delivered by the Company and, assuming the execution and delivery thereof and acceptance by the Investor, constitute (or, when duly executed and delivered, will be) the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or other laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

Section 4.03               Authorization of the Shares. The Shares to be issued under this Agreement have been, or with respect to Shares to be purchased by the Investor pursuant to an Advance Notice, will be, when issued and delivered pursuant to the terms approved by the board of directors of the Company or a duly authorized committee thereof, or a duly authorized executive committee, against payment therefor as provided herein, duly and validly authorized and issued and fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights. The Shares, when issued, will conform to the description thereof set forth in or incorporated into the Prospectus.

Section 4.04               No Conflict. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares) will not (i) result in a violation of the articles of incorporation or other organizational documents of the Company or its Subsidiaries (with respect to consummation, as the same may be amended prior to the date on which any of the transactions contemplated hereby are consummated), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or its Subsidiaries or by which any property or asset of the Company or its Subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that would not reasonably be expected to have a Material Adverse Effect.

Section 4.05               SEC Documents; Financial Statements. The Company has timely filed (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Exchange Act for the 2 years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material); all of the foregoing filed within two years preceding the date hereof or amended after the date hereof, or filed after the date hereof, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, and all registration statements filed by the Company under the Securities Act (including any Registration Statements filed hereunder), being hereinafter referred to as the “SEC Documents”). The Company has made available to the Investor through the SEC’s website at http://www.sec.gov, true and complete copies of the SEC Documents. As of their respective dates (or, with respect to any filing that has been amended or superseded, the date of such amendment or superseding filing), the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section 4.06               Financial Statements. The consolidated financial statements of the Company included or incorporated by reference in SEC Documents, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and have been prepared in compliance with the requirements of the Securities Act and Exchange Act and in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis (except for (i) such adjustments to accounting standards and practices as are noted therein, (ii) in the case of unaudited interim financial statements, to the extent such financial statements may not include footnotes required by GAAP or may be condensed or summary statements and (iii) such adjustments which will not be material, either individually or in the aggregate) during the periods involved; the other financial and statistical data with respect to the Company and the Subsidiaries (as defined below) contained or incorporated by reference in the SEC Documents are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the SEC Documents that are not included or incorporated by reference as required; the Company and the Subsidiaries (as defined below) do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the SEC Documents (excluding the exhibits thereto); and all disclosures contained or incorporated by reference in the SEC Documents regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The interactive data in extensible Business Reporting Language included or incorporated by reference in the SEC Documents fairly presents the information called for in all material respects and has been prepared in accordance with the SEC’s rules and guidelines applicable thereto.

Section 4.07               Registration Statement and Prospectus. Each Registration Statement and the offer and sale of Shares as contemplated hereby, if and when filed, will meet the requirements of Rule 415 under the Securities Act and shall comply in all material respects with said Rule. Any statutes, regulations, contracts or other documents that are required to be described in a Registration Statement or a Prospectus, or to be filed as exhibits to a Registration Statement have been so described or filed. Copies of each Registration Statement, any Prospectus, and any such amendments or supplements thereto and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement have been delivered, or are available through EDGAR, to the Investor and its counsel. The Company has not distributed and, prior to the later to occur of each Settlement Date and completion of the distribution of the Shares, will not distribute any offering material in connection with the offering or sale of the Shares other than a Registration Statement and the Prospectus and any Issuer Free Writing Prospectus (as defined below) to which the Investor has consented.

Section 4.08               No Material Misstatement or Omission. Each Registration Statement, when it became or becomes effective, and any Prospectus, on the date of such Prospectus or amendment or supplement, conformed and will conform in all material respects with the requirements of the Securities Act. At each Advance Date, the Registration Statement, and the Prospectus, as of such date, will conform in all material respects with the requirements of the Securities Act. Each Registration Statement, when it became or becomes effective, did not, and will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each Prospectus did not, or will not, include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The documents incorporated by reference in a Prospectus or any Prospectus Supplement did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated in such document or necessary to make the statements in such document, in light of the circumstances under which they were made, not misleading. The foregoing shall not apply to statements in, or omissions from, any such document made in reliance upon, and in conformity with, information furnished to the Company by the Investor specifically for use in the preparation thereof.

Section 4.09               Conformity with Securities Act and Exchange Act. Each Registration Statement, each Prospectus or any amendment or supplement thereto, and the documents incorporated by reference in each Registration Statement, Prospectus or any amendment or supplement thereto, when such documents were or are filed with the SEC under the Securities Act or the Exchange Act or became or become effective under the Securities Act, as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable.

Section 4.10               Equity Capitalization. As of the date hereof, the authorized capital of the Company consists of 1,500,000,000 shares of common stock, par value $0.001 per share, and 50,000,000 shares are undesignated preferred stock. As of the date hereof, the Company had 494,468,996 shares of common stock outstanding and no (0) shares of preferred stock outstanding.

The Common Shares are registered pursuant to Section 12(b) of the Exchange Act and is currently listed on the Principal Market under the trading symbol “IDEX.” The Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act, delisting the Common Shares from the Principal Market, nor has the Company received any notification that the Commission or the Principal Market is contemplating terminating such registration or listing. To the Company’s knowledge, it is in compliance with all applicable listing requirements of the Principal Market other than as publicly disclosed.

Section 4.11               Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights, if any, necessary to conduct their respective businesses as now conducted, except as would not cause a Material Adverse Effect. The Company and its Subsidiaries have not received written notice of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, or trade secrets, except as would not cause a Material Adverse Effect. To the knowledge of the Company, there is no material claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and, except as would not cause a Material Adverse Effect, the Company is not aware of any facts or circumstances which might give rise to any of the foregoing.

Section 4.12               Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened, in each case which is reasonably likely to cause a Material Adverse Effect.

Section 4.13               Environmental Laws. The Company and its Subsidiaries (i) have not received written notice alleging any failure to comply in all material respects with all Environmental Laws (as defined below), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received written notice alleging any failure to comply with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all applicable federal, state and local laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

Section 4.14               Title. Except as would not cause a Material Adverse Effect, the Company (or its Subsidiaries) have indefeasible fee simple or leasehold title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

Section 4.15               Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

Section 4.16               Regulatory Permits. Except as would not cause a Material Adverse Effect, the Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to own their respective businesses, and neither the Company nor any such Subsidiary has received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization or permits.

Section 4.17               Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and management is not aware of any material weaknesses that are not disclosed in the SEC Documents as and when required.

Section 4.18               Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Shares or any of the Company’s Subsidiaries, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect.

Section 4.19               Tax Status. Except as would not have a Material Adverse Effect, each of the Company and its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as would not have a Material Adverse Effect, the Company has not received written notification any unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim where failure to pay would cause a Material Adverse Effect.

Section 4.20               Certain Transactions. Except as disclosed in the SEC Documents or as not required to be disclosed pursuant to Applicable Laws, none of the officers or directors of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer or director, or to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer or director has a substantial interest or is an officer, director, trustee or partner.

Section 4.21               Rights of First Refusal. The Company is not obligated to offer the Common Shares offered hereunder on a right of first refusal basis to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

Section 4.22               Dilution. The Company is aware and acknowledges that issuance of Common Shares hereunder could cause dilution to existing shareholders and could significantly increase the outstanding number of Common Shares.

Section 4.23               Acknowledgment Regarding Investor’s Purchase of Shares. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s length investor with respect to this Agreement and the transactions contemplated hereunder. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereunder and any advice given by the Investor or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereunder is merely incidental to the Investor’s purchase of the Shares hereunder. The Company is aware and acknowledges that it shall not be able to request Advances under this Agreement if the Registration Statement is not effective or if any issuances of Common Shares pursuant to any Advances would violate any rules of the Principal Market. The Company acknowledged and agrees that it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement.

Section 4.24               Finder’s Fees. Neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s fees, brokerage commissions or similar payments in connection with the transactions herein contemplated.

Section 4.25               Relationship of the Parties. Neither the Company, nor any of its subsidiaries, affiliates, nor any person acting on its or their behalf is a client or customer of the Investor or any of its affiliates and neither the Investor nor any of its affiliates has provided, or will provide, any services to the Company or any of its affiliates, its subsidiaries, or any person acting on its or their behalf. The Investor’s relationship to Company is solely as investor as provided for in the Transaction Documents.

Section 4.26               Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement or a Prospectus will be made or reaffirmed without a reasonable basis or will be disclosed other than in good faith.

Section 4.27               Compliance with Laws. The Company and each of its Subsidiaries are in compliance with Applicable Laws; the Company has not received a notice of non-compliance, nor knows of, nor has reasonable grounds to know of, any facts that any director, officer, or employee of the Company or any Subsidiary nor, to the Company’s knowledge, any agent, affiliate or other person acting on behalf of the Company or any Subsidiary, has not complied with Applicable Laws, or could give rise to a notice of non-compliance with Applicable Laws, and is not aware of any pending change or contemplated change to any applicable law or regulation or governmental position; in each case that would have a Material Adverse Effect on the business of the Company or the business or legal environment under which the Company operates.

Section 4.28               Sanctions Matters. Neither the Company nor any of its Subsidiaries (collectively, the “Entity”), nor any director, officer of the Company nor, to the knowledge of the Company, any employee, agent, affiliate or representative of the Company or any director or officer of any Subsidiary, is a Person that is, or is owned or controlled by a Person that is (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Asset Control (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authorities, including, without limitation, designation on OFAC’s Specially Designated Nationals and Blocked Persons List or OFAC’s Foreign Sanctions Evaders List or other relevant sanctions authority (collectively, “Sanctions”), nor (ii) located, organized or resident in a country or territory that is the subject of Sanctions that broadly prohibit dealings with that country or territory (including, without limitation, the Crimea region of the Ukraine, Cuba, Iran, North Korea, Sudan and Syria (the “Sanctioned Countries”)). The Entity will not, directly or, to its knowledge, indirectly, use the proceeds from the sale of Shares, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person (a) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or is a Sanctioned Country, or (b) in any other manner that will result in a violation of Sanctions or Applicable Laws by any Person (including any Person participating in the transactions contemplated by this agreement, whether as underwriter, advisor, investor or otherwise). For the past five years, the Entity has not engaged in, and is now not engaged in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions or was a Sanctioned Country.

Article V. Indemnification

The Investor and the Company represent to the other the following with respect to itself:

Section 5.01               Indemnification by the Company. In consideration of the Investor’s execution and delivery of this Agreement and acquiring the Shares hereunder, and in addition to all of the Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor and its investment manager, Yorkville Advisors Global, LP, and each of their respective officers, directors, managers, members, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) and each person who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Investor Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and reasonable and documented expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares as originally filed or in any amendment thereof, or in any related prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor expressly for use in connection with the preparation of the Registration Statement; (b) any material misrepresentation or breach of any material representation or material warranty made by the Company in this Agreement or any other certificate, instrument or document contemplated hereby or thereby; or (c) any material breach of any material covenant, material agreement or material obligation of the Company contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Company may be unenforceable under Applicable Law, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under Applicable Law.

Section 5.02               Indemnification by the Investor. In consideration of the Company’s execution and delivery of this Agreement, and in addition to all of the Investor’s other obligations under this Agreement, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, shareholders, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) and each person who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Company Indemnitees”) from and against any and all Indemnified Liabilities incurred by the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares as originally filed or in any amendment thereof, or in any related prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Investor will only be liable for written information relating to the Investor furnished to the Company by or on behalf of the Investor specifically for inclusion in the documents referred to in the foregoing indemnity, and will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Investor by or on behalf of the Company specifically for inclusion therein; (b) any misrepresentation or breach of any representation or warranty made by the Investor in this Agreement or any instrument or document contemplated hereby or thereby executed by the Investor; or (c) any breach of any covenant, agreement or obligation of the Investor contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor. To the extent that the foregoing undertaking by the Investor may be unenforceable under Applicable Laws, the Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under Applicable Laws.

Section 5.03               Notice of Claim. Promptly after receipt by an Investor Indemnitee or Company Indemnitee of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Investor Indemnitee or Company Indemnitee, as applicable, shall, if a claim for an Indemnified Liability in respect thereof is to be made against any indemnifying party under this Article V, deliver to the indemnifying party a written notice of the commencement thereof; but the failure to so notify the indemnifying party will not relieve it of liability under this Article V except to the extent the indemnifying party is prejudiced by such failure. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually reasonably satisfactory to the indemnifying party and the Investor Indemnitee or Company Indemnitee, as the case may be; provided, however, that an Investor Indemnitee or Company Indemnitee shall have the right to retain its own counsel with the actual and reasonable third party fees and expenses of not more than one counsel for such Investor Indemnitee or Company Indemnitee to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Investor Indemnitee or Company Indemnitee and the indemnifying party would be inappropriate due to actual or potential differing interests between such Investor Indemnitee or Company Indemnitee and any other party represented by such counsel in such proceeding. The Investor Indemnitee or Company Indemnitee shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Investor Indemnitee or Company Indemnitee which relates to such action or claim. The indemnifying party shall keep the Investor Indemnitee or Company Indemnitee reasonably apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Investor Indemnitee or Company Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Investor Indemnitee or Company Indemnitee of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Investor Indemnitee or Company Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The indemnification required by this Article V shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received and payment therefor is due.

Section 5.04               Remedies. The remedies provided for in this Article V are not exclusive and shall not limit any right or remedy which may be available to any indemnified person at law or equity. The obligations of the parties to indemnify or make contribution under this Article V shall survive expiration or termination of this Agreement for a period of three years.

Section 5.05               Limitation of liability. Notwithstanding the foregoing, no party shall be entitled to recover from the other party for punitive, indirect, incidental or consequential damages.

Article VI. Additional Covenants

The Company covenants with the Investor, and the Investor covenants with the Company, as follows, which covenants of one party are for the benefit of the other party, during the Commitment Period (and with respect to the Company, for the period following the termination of this Agreement specified in Article X pursuant to and in accordance with Article X:

Section 6.01               Registration Statement.

(a)                 Filing of a Registration Statement. The Company shall prepare and file with the SEC a Registration Statement, or multiple Registration Statements for the resale by the Investor of the Registrable Securities. The Company in its sole discretion may choose when to file such Registration Statements; provided, however, that the Company shall not have the ability to request any Advances until the effectiveness of a Registration Statement.

(b)                Maintaining a Registration Statement. The Company shall use commercially reasonable efforts to maintain the effectiveness of any Registration Statement that has been declared effective at all times during the Commitment Period, provided, however, that the Company shall be under no further obligation to maintain the effectiveness of the Registration Statement to the extent permitted pursuant to Section 2.04. Notwithstanding anything to the contrary contained in this Agreement, the Company shall ensure that, when filed, each Registration Statement (including, without limitation, all amendments and supplements thereto) and the prospectus (including, without limitation, all amendments and supplements thereto) used in connection with such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

(c)                 Filing Procedures. The Company shall (A) permit counsel to the Investor an opportunity to review and comment upon (i) each Registration Statement at least three (3) calendar days prior to its filing with the SEC and (ii) all amendments and supplements to each Registration Statement (including, without limitation, the Prospectus contained therein) (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports or Prospectus Supplements the contents of which is limited to that set forth in such reports) within a reasonable number of days prior to their filing with the SEC, and (B) shall reasonably consider any comments of the Investor and its counsel on any such Registration Statement or amendment or supplement thereto or to any Prospectus contained therein. The Company shall promptly furnish to the Investor, without charge, to the extent permitted by Applicable Laws, (i) electronic copies of any correspondence from the SEC or the Staff to the Company or its representatives relating to each Registration Statement (which correspondence shall be redacted to exclude any material, non-public information regarding the Company, unless otherwise requested by the Investor), (ii) after the same is prepared and filed with the SEC, one (1) electronic copy of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by the Investor, and all exhibits and (iii) upon the effectiveness of each Registration Statement, one (1) electronic copy of the Prospectus included in such Registration Statement and all amendments and supplements thereto; provided, however, the Company shall not be required to furnish any document to the extent such document is available on EDGAR).

(d)                Amendments and Other Filings. The Company shall (i) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the related prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Commitment Period, and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related prospectus to be amended or supplemented by any required prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424 promulgated under the Securities Act; (iii) provide the Investor copies of all correspondence from and to the SEC relating to a Registration Statement (provided that the Company may excise any information contained therein which would constitute material non-public information unless otherwise requested by the Investor), and (iv) comply with the provisions of the Securities Act with respect to the disposition of all Common Shares of the Company covered by such Registration Statement until such time as all of such Common Shares shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 6.01(d) by reason of the Company’s filing a report on Form 10-K, Form 10-Q, or Form 8-K or any analogous report under the Exchange Act, provided that such report is not automatically incorporated by reference into the applicable Registration Statement), the Company shall file such report in a prospectus supplement filed pursuant to Rule 424 promulgated under the Securities Act to incorporate such filing into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC either on the day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement, if feasible, or otherwise promptly thereafter.

(e)                 Blue-Sky. The Company shall use its commercially reasonable efforts to, if required by Applicable Laws, (i) register and qualify the Common Shares covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Commitment Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Commitment Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Common Shares for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its Articles of Incorporation or Bylaws or any other organizational documents of the Company or any of its Subsidiaries, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this, (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Common Shares for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

Section 6.02               Suspension of Registration Statement.

(a)                 Establishment of a Black Out Period. During the Commitment Period, the Company from time to time may suspend the use of the Registration Statement by written notice to the Investor in the event that the Company determines in its sole discretion in good faith that such suspension is necessary to (A) delay the disclosure of material nonpublic information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the Registration Statement or Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (a “Black Out Period”).

(b)                No Sales by Investor During the Black Out Period. During such Black Out Period, the Investor agrees not to sell any Common Shares of the Company.

(c)                 Limitations on the Black Out Period. The Company shall not impose any Black Out Period that is longer than 45 days or in a manner that is more restrictive (including, without limitation, as to duration) than the comparable restrictions that the Company may impose on transfers of the Company’s equity securities by its directors and senior executive officers. In addition, the Company shall not deliver any Advance Notice during any Black Out Period. If the public announcement of such material, nonpublic information is made during a Black Out Period, the Black Out Period shall terminate immediately after such announcement, and the Company shall immediately notify the Investor of the termination of the Black Out Period.

Section 6.03               Listing of Common Shares. As of each Advance Date, the Shares to be sold by the Company from time to time hereunder will have been registered under Section 12(b) of the Exchange Act and approved for listing on the Principal Market, subject to official notice of issuance.

Section 6.04               Opinion of Counsel. Prior to the date of the delivery by the Company of the first Advance Notice, the Investor shall have received an opinion letter from counsel to the Company in form and substance reasonably satisfactory to the Investor.

Section 6.05               Exchange Act Registration. The Company will use commercially reasonable efforts to file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend its reporting and filing obligations under the Exchange Act.

Section 6.06               Transfer Agent Instructions. For any time while there is a Registration Statement in effect for this transaction, the Company shall (if required by the transfer agent for the Common Shares) cause legal counsel for the Company to deliver to the transfer agent for the Common Shares (with a copy to the Investor) instructions to issue Common Shares to the Investor free of restrictive legends upon each Advance if the delivery of such instructions are consistent with Applicable Law.

Section 6.07               Corporate Existence. The Company will use commercially reasonable efforts to preserve and continue the corporate existence of the Company during the Commitment Period.

Section 6.08               Notice of Certain Events Affecting Registration; Suspension of Right to Make an Advance. The Company will promptly notify the Investor, and confirm in writing, upon its becoming aware of the occurrence of any of the following events in respect of a Registration Statement or related Prospectus (in each of which cases the information provided to Investor will be kept strictly confidential): (i) except for requests made in connection with SEC investigations disclosed in the SEC Documents, receipt of any request for additional information by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement or any request for amendments or supplements to the Registration Statement or related Prospectus; (ii) the issuance by the SEC or any other Federal governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Common Shares for sale in any jurisdiction or the initiation or written threat of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or of the necessity to amend the Registration Statement or supplement a related Prospectus to comply with the Securities Act or any other law; (v) the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate and the Company will promptly make available to the Investor any such supplement or amendment to the related Prospectus; (vi) the Common Shares shall cease to be authorized for listing on the Principal Market; or (vii) the Company fails to file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act. The Company shall not deliver to the Investor any Advance Notice, and the Company shall not sell any Shares pursuant to any pending Advance Notice (other than as required pursuant to Section 2.02(d)), during the continuation of any of the foregoing events (each of the events described in the immediately preceding clauses (i) through (vii), inclusive, a “Material Outside Event”).

Section 6.09               Consolidation. If an Advance Notice has been delivered to the Investor, then the Company shall not affect any consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity before the transaction contemplated in such Advance Notice has been closed in accordance with Section 2.02 hereof, and all Shares in connection with such Advance have been received by the Investor.

Section 6.10               Issuance of the Company’s Common Shares. The issuance and sale of the Common Shares hereunder shall be made in accordance with the provisions and requirements of Section 4(a)(2) of the Securities Act and any applicable state securities law.

Section 6.11               Market Activities. The Company will not, directly or indirectly, take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company under Regulation M of the Exchange Act.

Section 6.12               Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all expenses incident to the performance of its obligations hereunder, including but not limited to (i) the preparation, printing and filing of the Registration Statement and each amendment and supplement thereto, of each prospectus and of each amendment and supplement thereto; (ii) the preparation, issuance and delivery of any Shares issued pursuant to this Agreement, (iii) all fees and disbursements of the Company’s counsel, accountants and other advisors (but not, for the avoidance doubt, the fees and disbursements of Investor’s counsel, accountants and other advisors), (iv) the qualification of the Shares under securities laws in accordance with the provisions of this Agreement, including filing fees in connection therewith, (v) the printing and delivery of copies of any prospectus and any amendments or supplements thereto, (vi) the fees and expenses incurred in connection with the listing or qualification of the Shares for trading on the Principal Market, or (vii) filing fees of the SEC and the Principal Market.

Section 6.13               Current Report. The Company shall, not later than 9:00 a.m., New York City time, on the fourth business day after the date of this Agreement, file with the SEC a Current Report on Form 8-K disclosing the execution of this Agreement by the Company and the Investor (including any exhibits thereto, the “Current Report”). The Company shall provide the Investor and its legal counsel a reasonable opportunity to comment on a draft of the Current Report prior to filing the Current Report with the SEC and shall give due consideration to all such comments. From and after the filing of the Current Report with the SEC, the Company shall have publicly disclosed all material, nonpublic information delivered to the Investor (or the Investor’s representatives or agents) by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, agents or representatives (if any) in connection with the transactions contemplated by the Transaction Documents.  The Company understands and confirms that the Investor will rely on the foregoing representations in effecting resales of Shares under the Registration Statement.

Section 6.14               Advance Notice Limitation. The Company shall not deliver an Advance Notice if a shareholder meeting or corporate action date, or the record date for any shareholder meeting or any corporate action, would fall during the period beginning two Trading Days prior to the date of delivery of such Advance Notice and ending two Trading Days following the Closing of such Advance.

Section 6.15               Use of Proceeds. The proceeds from the sale of the Shares by the Company to Investor shall be used by the Company in the manner as will be set forth in the Prospectus included in any Registration Statement (and any post-effective amendment thereto) and any Prospectus Supplement thereto filed pursuant to this Agreement.

Section 6.16               Compliance with Laws. The Company shall comply in all material respects with all Applicable Laws.

Section 6.17               Market Activities. Neither the Company, nor any Subsidiary, nor any of their respective officers, directors or controlling persons will, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of Common Shares or (ii) sell, bid for, or purchase Common Shares in violation of Regulation M, or pay anyone any compensation for soliciting purchases of the Shares.

Section 6.18               Selling Restrictions. (i) Except as expressly set forth below, the Investor covenants that from and after the date hereof through and including the Trading Day next following the expiration or termination of this Agreement as provided in Section 10.01 (the “Restricted Period”), none of the Investor any of its officers, or any entity managed or controlled by the Investor (collectively, the “Restricted Persons” and each of the foregoing is referred to herein as a “Restricted Person”) shall, directly or indirectly, (i) engage in any “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Shares or (ii) engage in any hedging transaction, which establishes a net short position with respect to the Common Shares, with respect to each of clauses (i) and (ii) hereof, either for its own principal account or for the principal account of any other Restricted Person. Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person during the Restricted Period from: (1) selling “long” (as defined under Rule 200 promulgated under Regulation SHO) the Shares; or (2) selling a number of Common Shares equal to the number of Shares that such Restricted Person is unconditionally obligated to purchase under a pending Advance Notice but has not yet received from the Company or the Transfer Agent pursuant to this Agreement.

Section 6.19               Assignment. Neither this Agreement nor any rights or obligations of the parties hereto may be assigned to any other Person.

Section 6.20               Material Non-Public Information. The Company covenants and agrees that, other than as expressly required by Section 6.08 hereof, or, with the Investor’s consent pursuant to Section 6.13, it shall refrain from disclosing, and shall cause its officers, directors, employees and agents to refrain from disclosing, any material non-public information (as determined under the Securities Act, the Exchange Act, or the rules and regulations of the SEC) to the Investor without also disseminating such information to the public within a reasonable time period thereafter, unless prior to disclosure of such information the Company identifies such information as being material non-public information and provides the Investor with the opportunity to accept or refuse to accept such material non-public information for review. Unless specifically agreed to in writing, in no event shall the Investor have a duty of confidentiality or be deemed to have agreed to maintain information in confidence, with respect to the delivery of any Advance Notices.

Article VII. Conditions for Delivery of Advance Notice

Section 7.01               Conditions Precedent to the Right of the Company to Deliver an Advance Notice. The right of the Company to deliver an Advance Notice and the obligations of the Investor hereunder with respect to an Advance is subject to the satisfaction by the Company, on each Advance Notice Date (a “Condition Satisfaction Date”), of each of the following conditions:

(a)                 Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company in this Agreement shall be true and correct in all material respects.

(b)                Registration of the Common Shares with the SEC. There is an effective Registration Statement pursuant to which the Investor is permitted to utilize the prospectus thereunder to resell all of the Common Shares issuable pursuant to such Advance Notice. The Company shall have filed with the SEC in a timely manner all reports, notices and other documents required under the Exchange Act and applicable SEC regulations during the twelve-month period immediately preceding the applicable Condition Satisfaction Date.

(c)                 Authority. The Company shall have obtained all permits and qualifications required by any applicable state for the offer and sale of all the Common Shares issuable pursuant to such Advance Notice, or shall have the availability of exemptions therefrom. The sale and issuance of such Common Shares shall be legally permitted by all laws and regulations to which the Company is subject.

(d)                No Material Outside Event. No Material Outside Event shall have occurred and be continuing.

(e)                 Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior the applicable Condition Satisfaction Date.

(f)                  No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly, materially and adversely affects any of the transactions contemplated by this Agreement.

(g)                No Suspension of Trading in or Delisting of Common Shares. The Common Shares are quoted for trading on the Principal Market and all of the Shares issuable pursuant to such Advance Notice will be listed or quoted for trading on the Principal Market. The issuance of Common Shares with respect to the applicable Advance Notice will not violate the shareholder approval requirements of the Principal Market. The Company shall not have received any written notice that is then still pending threatening the continued quotation of the Common Shares on the Principal Market.

(h)                Authorized. There shall be a sufficient number of authorized but unissued and otherwise unreserved Common Shares for the issuance of all of the Shares issuable pursuant to such Advance Notice.

(i)                  Executed Advance Notice. The representations contained in the applicable Advance Notice shall be true and correct in all material respects as of the applicable Condition Satisfaction Date.

(j)                  Consecutive Advance Notices. Except with respect to the first Advance Notice, the Company shall have delivered all Shares relating to all prior Advances.

Section 7.02               Conditions.

Article VIII. Non-Exclusive Agreement

Notwithstanding anything contained herein, this Agreement and the rights awarded to the Investor hereunder are non-exclusive, and, subject to the provisions in Section 7.15, the Company may, at any time throughout the term of this Agreement and thereafter, issue and allot, or undertake to issue and allot, any shares and/or securities and/or convertible notes, bonds, debentures, options to acquire shares or other securities and/or other facilities which may be converted into or replaced by Common Shares or other securities of the Company, and to extend, renew and/or recycle any bonds and/or debentures, and/or grant any rights with respect to its existing and/or future share capital.

Article IX. Choice of Law/Jurisdiction

This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in New York County, New York, and expressly consent to the jurisdiction and venue of the Supreme Court of New York, sitting in New York County, New York and the United States District Court of the Southern District of New York, sitting in New York, New York, for the adjudication of any civil action asserted pursuant to this Agreement.

Article X. Termination

Section 10.01            Termination.

(a)                 Unless earlier terminated as provided hereunder, this Agreement shall terminate automatically on the earliest of (i) the first day of the month next following the 36-month anniversary of the date hereof or (ii) the date on which the Investor shall have made payment of Advances pursuant to this Agreement for Common Shares equal to the Commitment Amount.

(b)                The Company may terminate this Agreement effective upon five Trading Days’ prior written notice to the Investor; provided that (i) there are no outstanding Advance Notices, the Common Shares under which have yet to be issued, and (ii) the Company has paid all amounts owed to the Investor pursuant to this Agreement. This Agreement may be terminated at any time by the mutual written consent of the parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent.

(c)                 Nothing in this Section 10.01 shall be deemed to release the Company or the Investor from any liability for any breach under this Agreement, or to impair the rights of the Company and the Investor to compel specific performance by the other party of its obligations under this Agreement. The indemnification provisions contained in Article V shall survive termination hereunder.

Article XI. Notices

Other than with respect to Advance Notices, which must be in writing and will be deemed delivered on the day set forth in Section 2.01(b), any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or email if sent on a Trading Day, or, if not sent on a Trading Day, on the immediately following Trading Day; (iii) 5 days after being sent by U.S. certified mail, return receipt requested, (iv) 1 day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications (except for Advance Notices which shall be delivered in accordance with Exhibit A hereof) shall be:

If to the Company, to:	Ideanomics, Inc.
1441 Broadway, Suite #5116
New York, NY 10018
Attention: General Counsel
Email: pwhittendoolin@ideanomics.com

With a copy to (which shall not
constitute notice or delivery of process) to:	Venable LLP
1270 Avenue of the Americas
New York, New York
Attention: William N. Haddad, Esq.
Telephone: (212) 307-5500
Email: wnhaddad@venable.com

If to the Investor(s):	YA II PN, Ltd.
1012 Springfield Avenue
Mountainside, NJ 07092
Attention: Mark Angelo
Portfolio Manager
Telephone: (201) 985-8300
Email: mangelo@yorkvilleadvisors.com

With a Copy (which shall not
constitute notice or delivery of process) to:	David Fine, Esq.
1012 Springfield Avenue
Mountainside, NJ 07092
Telephone: (201) 985-8300
Email: legal@yorkvilleadvisors.com

Either may change its information contained in this Article XII by delivering notice to the other party as set forth herein.

Article XII. Miscellaneous

Section 12.01            Counterparts. This Agreement may be executed in identical counterparts, both which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. Facsimile or other electronically scanned and delivered signatures, including by email attachment, shall be deemed originals for all purposes of this Agreement.

Section 12.02            Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their respective affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement contains the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the parties to this Agreement.

Section 12.03            Reporting Entity for the Common Shares. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Shares on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

Section 12.04            Commitment and Structuring Fee. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company has paid YA Global II SPV, LLC, a subsidiary of the Investor, a structuring fee in the amount of $10,000, and, on the date hereof, the Company will issue to the Investor an aggregate of one million five hundred thousand Common Shares (the “Commitment Shares”) as a commitment fee.

Section 12.05            Brokerage. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder’s fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Standby Equity Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

COMPANY:
Ideanomics Inc.

By:	/s/ Alfred P. Poor
Name:	Alfred P. Poor
Title:	Chief Executive Officer

INVESTOR:

YA II PN, Ltd.

By:	Yorkville Advisors Global, LP
Its:	Investment Manager

	By:	Yorkville Advisors Global II, LLC
	Its:	General Partner

	By:	/s/ Matthew Beckman
	Name:	Matthew Beckman
	Title:	Member

EXHIBIT A
ADVANCE NOTICE IDEANOMICS, INC.

Advance Notice Number: ____

Dated: ______________

The undersigned, _______________________, hereby certifies, with respect to the sale of Common Shares of IDEANOMICS, INC. (the “Company”) issuable in connection with this Advance Notice, delivered pursuant to that certain Standby Equity Distribution Agreement, dated as of September [n], 2022 (the “Agreement”), as follows:

1.                 The undersigned is the duly elected ______________ of the Company.

2.                 There are no fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post-effective amendment to the Registration Statement.

3.                 The Company has performed in all material respects all covenants and agreements to be performed by the Company and has complied in all material respects with all obligations and conditions contained in this Agreement on or prior to the Advance Notice Date, and shall continue to perform in all material respects all covenants and agreements to be performed by the Company through the applicable Advance Date. All conditions to the delivery of this Advance Notice are satisfied as of the date hereof. The Company is not subject to black-out periods and the Company is not, and cannot be deemed to be, in possession of material non-public information. The Company acknowledges and agrees that any information given by the Company to the Investor is non-material or has been disclosed publicly. Notwithstanding the foregoing, any information given by the Company to the Investor is not subject to an expectation or duty of confidentiality (it being understood that the Company would not be submitting any Advance Notice to the Investor if this paragraph were inaccurate in any respect).

4.                 The number of Advance Shares the Company is requesting is [ ].

5.                 The Preliminary Purchase Price is _____________.

6.                 The Preliminary Proceeds are ________________.

7.                 The Minimum Acceptable Price with respect to this Advance Notice is _________ (if left blank then no Minimum Acceptable Price will be applicable to this Advance).

8.                 The number of Common Shares of the Company outstanding as of the date hereof is ___________.

The undersigned has executed this Advance Notice as of the date first set forth above.

IDEANOMICS, INC.

By:

Please deliver this Advance Notice by email to:
Email: Trading@yorkvilleadvisors.com
Attention: Trading Department and Compliance Officer
Confirmation Telephone Number: (201) 985-8300.

EXHIBIT B
FORM OF SETTLEMENT DOCUMENT

VIA EMAIL

IDEANOMICS, INC.
Attn:
Email:

Below please find the settlement information with respect to the Advance Notice Date of:
1.	Number of Advance Shares requested in the Advance Notice
2.	Minimum Acceptable Price for this Advance (if any)
3.	Number of Excluded Days (if any)
4.	Adjusted Advance Amount (after taking into account any adjustments pursuant to Section 2.01):
5.	Market Price
6.	Purchase Price (Market Price x 95%) per share
7.	Number of Shares due to Investor
If there were any Excluded Days then add the following (see Section 2.01(d)):
8.	Number of Additional Shares to be issued to Investor
9.	Additional amount to be paid to the Company by the Investor (Additional Shares in number 8 x Minimum Acceptable Price)
10.	Total Amount to be paid to Company (Purchase Price in number 6 + Additional amount in number 9):
11.	Total Shares to be issued to Investor (Shares due to Investor in number 7 + Additional Shares in number 8):

Please issue the number of Shares due to the Investor to the account of the Investor as follows:

Investor’s DTC participant #:

ACCOUNT NAME:

ACCOUNT NUMBER:

ADDRESS:

CITY:

COUNTRY:

Contact person:

Number and/or email:

Please issue the Amount to be paid to the Company to the account of the Company as follows:

Wire Instructions:

Bank Name:

ABA:

Swift:

Fedwire Number:

For Credit To:

Account #:

Sincerely,

By:

Name:

Title:

YA II PN, LTD.

Agreed and approved by IDEANOMICS, INC.:

By:
Name:
Title:

11 123456781 234567 81 234567 81 234567 81 234567 81 234567 81 234567 812345678 NAMETHE COMPANY NAME INC. - COMMON123,456,789,012.12345THE COMPANY NAME INC. - CLASS A123,456,789,012.12345THE COMPANY NAME INC. - CLASS B123,456,789,012.12345THE COMPANY NAME INC. - CLASS C123,456,789,012.12345THE COMPANY NAME INC. - CLASS D123,456,789,012.12345THE COMPANY NAME INC. - CLASS E123,456,789,012.12345THE COMPANY NAME INC. - CLASS F123,456,789,012.12345THE COMPANY NAME INC. - 401 K123,456,789,012.12345? x020000000000JOB #1 OF21 OF2PAGESHARESCUSIP #SEQUENCE #THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners)Signature [PLEASE SIGN WITHIN BOX]DateDate CONTROL #SHARES SCAN TO VIEW MATERIALS VOTE To withhold authority to vote for anyindividual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 0 0 00 0 00 0 00 0 00 0 00 0 0 00 0 00 0 00000581868_1 R1.0.0.39ForWithholdFor AllAllAllExceptThe Board of Directors recommends you vote FORthe following:1.ELECTION OF DIRECTORS to be elected by theholders of the Company's Common Stock andSeries A Preferred Stock, voting together as asingle class.Nominees01 Alfred P. Poor02 Shane McMahon03 James S. Cassano04 Jerry Fan05 Harry Edelson IDEANOMICS, INC.C/O TRANSFER ONLINE, INC. 512 SE SALMON STREET PORTLAND, OR 97214Investor Address Line 1Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on [ ]. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on [ ]. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.ForAgainstAbstain2 Ratification of appointment of Grassi Co., CPAs, P.C. as independent registered public accounting firm.3 Approval of the amendment and restatement of the Company's 2010 Equity Incentive Plan to increase the number of shares authorized for issuance under the Plan to 120,000,000.4 Approval of the issuance of securities to Yorkville Advisors pursuant to the terms of the SEPA, with such modifications, amendments, or changes, and in accordance with the Nasdaq Listing Rules 5635(b) and 5635(d).5 Approval of an advisory (non-binding) resolution regarding the compensation of our named executive officers.The Board of Directors recommends you vote 3 YEARS on the following proposal:1 year2 years3 yearsAbstain6 Approval of an advisory vote on the frequency at which the Company should include an advisory vote regarding the compensation of our named executive officers.The Board of Directors recommends you vote FOR proposals 7 and 8.ForAgainstAbstain7 Approval of the issuance of securities in one or more non-public offerings, in accordance with Nasdaq Listing Rules 5635(b) and 5635(d).8 Approval of the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals.NOTE: Such other business as may properly come before the meeting or anyadjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000581868_2 R1.0.0.39 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com IDEANOMICS, INC. Proxy Card PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON [ ], 2022. The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Anthony Sklar and Alfred P. Poor or either of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of common stock and Series A preferred stock of Ideanomics, Inc. which the stockholder(s) would be entitled to vote on all matters which may come before the Annual Meeting of Stockholders to be held virtually on [ ], 2022, or at any adjournment thereof. The proxies shall vote in accordance with the specifications indicated on the reverse side of this card and the proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting at the virtual Annual Meeting of Stockholders of the Ideanomics, Inc. to be held on [ ], 2022 at 10:00 a.m. local time or any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommends where a choice is not specified. Stockholders of record at the close of business on [ ], 2022, the record date, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Please complete, sign, date and mail this proxy form in the accompanying envelope as soon as possible even if you intend to be present at the meeting. You may also grant your Proxy via the Internet by following the instructions on below on this Proxy Card. Continued and to be signed on reverse side